UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:  811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Danielle Sieverling

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

(Name and addresses of agent for service)

Registrant’s telephone number, including area code:  (703) 907-5993

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2018

Item 1.  Reports to Stockholders.

Semi-Annual Report
June 30, 2018
Our Funds
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Equity Fund (HISIX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on July 17, 2018, for each fund as of June 30, 2018. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.
Past performance does not guarantee future results.
Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

President's Letter
2018 Semi-Annual Report

July 17, 2018
Dear Shareholders,
I’m very pleased to introduce myself to you as the CEO and president of Homestead Funds. In the months that I have spent learning about the fund company — its origin and purpose — and now as I get to know our staff of tenured professionals, I continue to be impressed by who we are as a company. We have a truly unique mission that remains at the heart of what we do today and is very much in our sights as we look to the future.
Writing to you at the midpoint of 2018, the financial markets have exhibited higher levels of volatility this year as stocks have reached peak levels and the Federal Reserve has continued on a path to normalize interest rates. Reaching peak levels does not imply that stocks are about to come tumbling down. In fact, economic activity and company profits could continue in this zone for quite some time. But at these elevated valuation levels, we are cautious of market risks. In particular, we are watching the developments around global trade tensions, an issue that continues to escalate, particularly between the U.S. and China.
Against this difficult market backdrop, five of our six active equity and bond funds generated a total return above their benchmark index for the six months ending June 30, 2018. In the letters that follow, portfolio managers detail their strategies and the impacts on fund performance. I also invite you to visit homesteadfunds.com for the latest management commentary and other resources that can help you understand how your investment is performing and set reasonable expectations for returns and volatility.
In closing, it’s an honor to lead a company that exists to do well for investors — to add value as money managers — but also to be true to our heritage and roots in the rural electric cooperative community. This is something that differentiates Homestead Funds from any other mutual fund company, and it lends passion and commitment to our work every day. I thank you for your continued support of the funds and look forward to communicating regularly with you in the future.
Thank you for your investment with Homestead Funds.
Sincerely,
Mark D. Santero
Director, President and CEO
Homestead Funds
Mark Santero
Director, President and CEO

Daily Income Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The Daily Income Fund earned an annualized return of 0.41 percent for the first half of 2018. The seven-day current annualized yield was 1.10 percent as of June 30, 2018, much changed from the 0.45 percent as of December 31, 2017. Interest income for the fund is netted against operating expenses. With the Federal Reserve raising the federal funds rate band two times in the first half of 2018 (the last being to between 1.75 percent and 2.00 percent in June 2018), the fund earned enough interest income (which is the only component of return in a money market fund) to cover all of its expenses and provide income to its shareholders.
Market Conditions
The U.S. economy continued to improve in 2018 as the year progressed. After a fairly soft 2.0 percent rise in gross domestic product (GDP) in the first quarter of 2018, the economy showed strength in the second quarter with an estimated GDP increase of 3.4 percent. The general consensus among economists is for GDP to rise by an annual rate of approximately 2.8 percent in the second half of 2018. In addition, despite changes to the political, regulatory and tax law landscapes, Fed forecasts still only indicate a relatively modest 2.4 percent gain in GDP for all of 2019.
Although the Fed’s analysis of the data suggests continued overall economic expansion since the beginning of 2018, specific issues remain. On the positive side, household spending has expanded at a moderate pace, while business fixed investment has continued to grow strongly. Several labor market measurements during the first half of 2018 continued to show strong growth: Initial jobless claims fell below 250,000, continuing claims trended below 1.9 million and the unemployment rate declined to 4.0 percent. However, wage gains were still relatively mild at approximately 2.7 percent, largely influenced by the lack of strong growth in labor productivity. Although there were signs of improvement this year, we believe a sustained improvement in productivity will be essential to economic growth in general and to wage gains in particular for the rest of 2018 and beyond. On a 12-month basis, overall inflation (even that which excludes food and energy prices) has moved closer to 2 percent with indicators of longer-term inflation expectations little changed.
Outlook
After the Federal Open Market Committee (FOMC), the Fed’s policy-making committee, revised its target for the federal funds rate to between 1.75 percent and 2.00 percent in June 2018, the question usually is how many rate hikes seem likely for the rest of 2018 given the Fed’s leadership and possibly more robust economic environment. Forecasts by the Fed after the rate hike in June 2018 indicated two more hikes in
Investment Advisor: RE Advisers Corporation
Marc Johnston, CFP, ChFC, CAIA Money Market Portfolio Manager BA, General Arts, Villanova University; MBA, Northeastern University

2018. However, with the FOMC being the very cautious decision maker that it is, the timing and size of interest rate increases and the portfolio unwinding process remain very much dependent upon the data and the stability of the situation at the time, in our view. Assuming continued growth in the U.S. economy, continued improvement in labor markets, stability in financial markets and a steepening (as opposed to flattening) yield curve, we believe that we are most likely to see a continued, gradual normalization of interest rates for the rest of this year into next year. In addition, with inflation on a 12-month basis expected to remain somewhat near the FOMC’s 2 percent objective in the medium term, we believe monetary policy is likely to remain accommodative to support a strong labor market and a sustained return to 2 percent inflation. The risks to the economic outlook appear roughly balanced.
The timing of this continued interest rate normalization process notwithstanding, we believe that investors in money market funds such as the Daily Income Fund will continue to see income on their investment in 2018 as the Fed raises short-term rates to higher levels. In our view, this trend is likely to continue into 2019; therefore, we must be prepared to operate in that type of environment going forward. We will prudently take advantage of higher yielding investments as they become available, and consistent with our management of the fund as a government money market fund.

                Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 06/30/18)
	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.57	0.12	0.18

Yield
Annualized 7-day current yield quoted 6/30/18	1.10%

Security Diversification
	% of Total Investments
	as of 12/31/17	as of 6/30/18
U.S. government & agency obligations	89.5	89.5
Short-term and other assets	10.5	10.5
Total	100.0%	100.0%

Maturity
	as of 12/31/17	as of 06/30/18
Average Weighted Maturity	38 days	40 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the five- and 10-year periods. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Short-Term Government Securities Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The Short-Term Government Securities Fund returned 0.04 percent for the first half of 2018, outperforming its benchmark index, the ICE BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which returned –0.25 percent.
The fund benefited from overall lower interest rate exposure relative to the benchmark throughout the period. Additionally, the fund’s allocation to out-of-benchmark issuers in the corporate sector through issuers guaranteed by the Export-Import Bank of the United States and Federal Deposit Insurance Corporation guaranteed certificates of deposit contributed positively during the period.
The fund gradually added holdings in U.S. Treasuries, short-term amortizing asset-backed securities and the corporate sector through high-quality issuers with a preference for one- to three-year maturities. We believe that the front-end part of the curve offers a compelling risk/reward profile in the current Federal Reserve rate hike cycle.
Market Conditions
The Federal Open Market Committee (FOMC), the Fed’s policy-making committee, continued the gradual pace of rate increases, delivering two rate hikes during the period. The labor market has made steady progress with the unemployment rate improving to 4.0 percent at the end of June from 4.1 percent at the end of 2017. Economic activity, as measured by real gross domestic product, continues to grow modestly around 2.8 percent on the back of tax legislation passed by Congress at the end of 2017. Monetary policy remained accommodative, supporting strong labor market conditions and price stability. Inflation has risen closer to the Fed’s long-term goal of 2 percent. The May 2018 reading on core personal consumption expenditures (PCE) stood at 1.96 percent from 1.52 percent at the end of 2017. The FOMC expects that further gradual increases in the target range for the federal funds rate will be warranted over the coming periods.
Treasury yields rose during the period in anticipation of stronger economic conditions and the increased probability that the FOMC would raise the federal funds rate one more time this year than was previously expected. Three-month LIBOR and two-year, three-year and five-year Treasury yields rose 64, 64, 65 and 53 basis points respectively. The steeper rise in short rates brought about a flattening of the yield curve, with the closely watched two-year versus 10-year spread finishing at 32.8 basis points at midyear from 51.8 at the end of 2017.
The first half of 2018 experienced the return of volatility to the markets. The Chicago Board Options Exchange Volatility Index (VIX) rose above 20 multiple times after remaining
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

fairly muted during 2017. Geopolitical concerns and the risk of escalation to a global trade war due to tariffs imposed by the Trump administration contributed to the increase in volatility. The U.S. has imposed tariffs on imported goods with the intention of narrowing the trade deficit with multiple countries, most notably China.
Outlook
The economy continues to deliver solid and stable growth and, in our view, should continue to expand at a moderate pace. While global growth has pulled back a bit, we believe that overall the environment remains healthy with the U.S. Purchasing Managers’ Index, an indicator of economic strength, still in the mid-50s. Consumer confidence indices appear solid with retail sales showing signs of strength. The Fed’s outlook for the labor market remains positive with the unemployment rate below 4 percent and wages increasing 2.7 percent on a year-over-year basis. In our view, consumer price inflation, as measured by the 12-month percentage change in the price index for PCE, should remain near or slightly above the 2 percent goal. According to its June 2018 statement, the FOMC expects that determining the timing and size of future adjustments to the target range for the federal funds rate will depend on the assessment of realized and expected economic conditions relative to its maximum employment objective and its symmetric 2 percent inflation objective.
On the fiscal side, we expect President Trump’s administration to continue imposing tariffs on goods produced by global trade partners with the ultimate goal of negotiating better trade agreements that will be beneficial to the U.S. economy. Nevertheless, there could be downside risks to any significant escalation of tariffs as other countries could respond in kind, potentially triggering a global economic slowdown. We continue to maintain the fund’s duration below the benchmark’s as we believe interest rates will likely continue their gradual upward course, assuming the economy continues to perform at a stable pace.

                Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 06/30/18)
	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	0.19	0.58	1.50
ICE BofAML 1-5 Year U.S. Treasury Index	-0.35	0.81	1.79

Security Diversification
	% of Total Investments
	as of 12/31/17	as of 6/30/18
U.S. government & agency obligations	49.0	52.0
Corporate bonds-government guaranteed	28.4	24.1
Corporate bonds-other	4.7	9.7
Certificates of deposit	3.8	3.8
Mortgage-backed securities	2.9	2.4
Asset-backed securities	2.7	2.3
Municipal bonds	0.3	0.3
Short-term and other assets	8.2	5.4
Total	100.0%	100.0%

Maturity
	as of 12/31/17	as of 06/30/18
Average Weighted Maturity	1.76	1.89
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofAML 1-5 Year U.S. Treasury Index made on June 30, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Short-Term Bond Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The Short-Term Bond Fund returned 0.59 percent for the first half of 2018, outperforming its benchmark index, the ICE BofA Merrill Lynch 1-5 Year Corporate/Government Index, which returned –0.32 percent. The fund’s defensive positioning relative to the benchmark, as measured by effective duration, was the primary contributor to outperformance.
The fund benefited from overall lower interest rate exposure relative to the benchmark in a period where rates gradually increased. The fund’s allocation to the asset-backed sector was also positive for performance. Additionally, the fund benefitted from a strong recovery in its two municipal positions in the Puerto Rico Sales Tax Financing Corp.
The fund gradually added holdings in U.S. Treasuries, short-term asset-backed securities and the corporate sector through high-quality issuers with a preference for one- to three-year maturities. We believe that the front-end part of the credit curve offers an attractive risk/reward profile in the current economic cycle.
Market Conditions
The Federal Open Market Committee (FOMC), the Federal Reserve’s policy-making committee, continued the gradual pace of rate increases, delivering two rate hikes during the period. The labor market has made steady progress with the unemployment rate improving to 4.0 percent at the end of June from 4.1 percent at the end of 2017. Economic activity, real gross domestic product, continues to grow modestly around 2.8 percent on the back of tax legislation passed by Congress at the end of 2017. Monetary policy remained accommodative, supporting strong labor market conditions and price stability. Inflation has risen closer to the Fed’s long-term goal of 2 percent. The May 2018 reading on core personal consumption expenditures (PCE) stood at 1.96 percent from 1.52 percent at the end of 2017. The FOMC expects that further gradual increases in the target range for the federal funds rate will be warranted over the coming periods.
Treasury yields rose during the period in anticipation of stronger economic conditions and the increased probability that the FOMC would raise the federal funds rate one more time this year than was previously expected. Three-month LIBOR and two-year, three-year and five-year Treasury yields rose 64, 64, 65 and 53 basis points respectively. The steeper rise in short rates brought about a flattening of the yield curve, with the closely watched two-year versus 10-year spread finishing at 32.8 basis points at midyear from 51.8 at the end of 2017.
The first half of 2018 experienced the return of volatility to the markets. Corporate credit spreads widened by more than 20 bps during the period, as measured by the Bloomberg Barclays U.S. Credit Index. The risk of escalation to a global
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

trade war due to tariffs imposed by the Trump administration contributed to the increase in volatility. Emerging market currencies have shown notable depreciation relative to the U.S. dollar. In Europe, concerns about the political situation in Italy and its potential economic implications for the eurozone prompted a significant widening in risk spreads on debt issuance of Italian and other Yankee banks.
Outlook
The economy continues to deliver solid and stable growth and, in our view, should continue to expand at a moderate pace. While global growth has pulled back a bit, we believe that overall the environment remains healthy with the U.S. Purchasing Managers’ Index, an indicator of economic strength, still in the mid-50s. Consumer confidence indices appear solid with retail sales showing signs of strength. The Fed’s outlook for the labor market remains positive with the unemployment rate below 4 percent and wages increasing 2.7 percent on a year-over-year basis. In our view, consumer price inflation, as measured by the 12-month percentage change in the price index for PCE should remain near or slightly above the 2 percent goal. According to its June 2018 statement, the FOMC expects that determining the timing and size of future adjustments to the target range for the federal funds rate will depend on the assessment of realized and expected economic conditions relative to its maximum employment objective and its symmetric 2 percent inflation objective.
On the fiscal side, we expect President Trump’s administration to continue imposing tariffs on goods produced by global trade partners with the ultimate goal of negotiating better trade agreements that will be beneficial to the U.S. economy. Nevertheless, there could be downside risks to any significant escalation of tariffs as other countries could respond in kind, potentially triggering a global economic slowdown. We continue to maintain the fund’s duration below the benchmark’s as we believe interest rates will likely continue their gradual upward course, assuming the economy continues to perform at a stable pace.

                Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 06/30/18)
	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	1.04	1.34	3.15
ICE BofAML 1-5 Year Corp./Gov. Index	-0.16	1.19	2.28

Security Diversification
	% of Total Investments
	as of 12/31/17	as of 6/30/18
Corporate bonds-other	29.2	34.3
Asset-backed securities	20.4	22.3
Municipal bonds	20.1	17.5
Yankee bonds	11.6	11.4
U.S. government & agency obligations	6.0	10.7
Mortgage-backed securities	1.9	1.1
Certificates of deposit	0.4	0.3
Corporate bonds-government guaranteed	0.1	0.1
Short-term and other assets	10.3	2.3
Total	100.0%	100.0%

Maturity
	as of 12/31/17	as of 06/30/18
Average Weighted Maturity	1.72	1.70
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofAML 1-5 Year Corp./Gov. Index made on June 30, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Stock Index Fund
Performance Evaluation | Prepared by the Master Portfolio’s Investment Advisor, BlackRock Fund Advisors
Performance
For the six-month period ended June 30, 2018, the U.S. large cap market metric and the fund’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), gained 2.65 percent. The Stock Index Fund followed closely behind with a 2.39 percent return. The S&P 500 is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in this index collectively represent a substantial portion of all common stocks publicly traded in the United States.
During the six-month period, as changes were made to the composition of the S&P 500, the master portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.
Market Conditions
In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.
From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Later in the first quarter of 2018, negative headlines regarding regulation of tech stocks (considered after the breach of consumer data by Facebook), artificial intelligence and Facebook’s usage of user data weighed on the sector. Although the first quarter of 2018 was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500.
Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows and consumer confidence was high by historical standards. This supported the Federal Reserve’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop and technical issues regarding the deficit drove selling in U.S. Treasuries. The 10-year U.S. Treasury yield increased by 0.33 percent in the first quarter of 2018 to 2.75 percent.
Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8 percent, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2 percent, supporting its decision to raise rates in June. The central bank has also signaled the likelihood of two additional hikes this year. On the earnings front, the aggregate earnings growth of S&P 500 constituents was 26.6 percent based on Thomson Reuters IBES estimates. Both of these factors were supportive for the index broadly and pushed volatility lower in the second quarter of 2018. The average level of the Chicago Board Options Exchange Volatility Index was 15.3 in the second quarter, lower than the 17.4 experienced in the first quarter of 2018.
From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the second quarter of 2018 and reached $77 per barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure from first-quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans.
Elsewhere, financials underperformed all other sectors, led lower by shares of diversified financial services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.
For the six-month period ended June 30, 2018, the strongest returns in the S&P 500 Index came from consumer discretionary (11.47 percent) and information technology (10.87 percent). Negative returns were found in consumer staples (–8.92 percent), telecommunication services (–8.35 percent), industrials (–4.70 percent), financials (–4.09 percent), materials (–3.08 percent) and telecommunication services (–0.94 percent). All remaining sectors had positive returns.

                Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 06/30/18)
	1 YR %	5 YR %	10 YR %
Stock Index Fund	13.75	12.82	9.57
Standard & Poor's 500 Stock Index	14.37	13.42	10.17
Sector Diversification*
% of Total Investments as of 6/30/18
Information technology	25.2
Health care	13.8
Financials	13.4
Consumer discretionary	12.6
Industrials	9.4
Consumer staples	6.8
Energy	6.2
Utilities	2.9
Real estate	2.8
Materials	2.5
Telecommunication services	1.9
Short-term and other assets	2.5
Total	100.0%
Top Ten Equity Holdings*
% of Total Investments as of 6/30/18
Apple, Inc.	3.8
Microsoft Corp.	3.2
Amazon.com, Inc.	2.9
Alphabet, Inc., Class A & C	2.8
Facebook, Inc., Class A	2.0
Berkshire Hathaway, Inc., Class B	1.5
JPMorgan Chase & Co.	1.5
Exxon Mobil Corp.	1.5
Johnson & Johnson	1.4
Bank of America Corp.	1.1
Total	21.7%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor's 500 Stock Index made on June 30, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* Sector diversification and top holdings information is for the S&P 500 Index Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Index Master Portfolio.
Performance Evaluation

Value Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The Value Fund posted a –2.17 percent return for the first six months of 2018 while its benchmark index, the Standard & Poor’s 500 Value Index, returned –2.22 percent. The fund’s slightly higher than index performance results were due primarily to strength in the fund’s information technology holdings. Materials stocks, consumer discretionary equities and industrials positions detracted from results during the period.
Portfolio Review
The fund was overweight information technology issues versus the index, and the fund’s information technology holdings outperformed the index’s sector returns. Stocks contributing to the favorable results included Cisco, Microsoft, Visa, Intel and Alphabet.
Lack of exposure to consumer staples stocks was a positive for fund performance as this group was among the index’s worst-performing sectors.
The telecommunications services sector added to results. Verizon was the fund’s single holding in this grouping.
The fund’s energy holdings outperformed the benchmark’s energy sector results, though the fund was slightly underweight the sector versus the index. Conoco Phillips, Marathon Oil and Royal Dutch Shell led performance in this sector.
Health care stocks contributed to the fund’s performance. The fund was overweight in the sector compared with the index. The fund’s holdings exhibited positive performance during the period, while the benchmark’s holdings were down marginally for the first six months of the year.
Generally speaking, large-cap financial stocks were down for the first half of 2018. The fund being underweight the sector versus the benchmark benefitted in terms of relative performance.
The fund’s above-index weighting to materials stocks detracted from results. One of the holdings, DowDupont, will be discussed in more detail later in this report.
The fund’s consumer discretionary sector positions declined during the period. The fund’s exposure to auto-related stocks and limited exposure to internet/direct marketing/specialty retail impacted sector performance. The auto parts provider LKQ detracted from performance during the first half.
The fund’s industrials position detracted from results. The fund had an above-index allocation to this sector, and the fund’s stocks underperformed the index’s. Detractors included Parker Hannifin and Southwest Airlines.
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Outlook
For the second half of 2018, the economic backdrop looks to be supportive of further growth. The synchronized global growth gathering momentum in the first quarter appeared less robust in the second. However, the U.S. economy remains on solid footing with real gross domestic product (GDP) expected to grow 2.9 percent for the year. Consumer confidence measures have also remained strong. The employment backdrop is strengthening: Payrolls are up, participation rates are increasing and wage gains are moderate. Earnings for the S&P 500 are expected to exhibit double-digit, high-teens growth in coming quarters as they have in the first half of the year. The tailwinds of strong macro variables and favorable tax policies have been offset by headwinds of trade wars, tariffs and protectionism. These pronouncements shift constantly. The full effect of these policy shifts and the impact on companies and industries are being discerned.
The Federal Reserve is expected to raise rates two more times in this calendar year if economic growth remains strong. We believe that trade issues could add to inflationary pressures and diminish GDP growth.
We continue to search for opportunities that will reward shareholders over the long haul. The fund has benefited in the past from spin-offs and divestitures. One name in the materials sector that we believe is poised to benefit from such an event is DowDupont, with related financial filings anticipated in the second half of 2018. The spin into a specialty chemicals company, a materials company and an agriculture entity is being engineered by Ed Breen, who successfully orchestrated the division of Tyco a few years ago. Fund shareholders benefitted from his stewardship of Tyco in the early 2000s, and we anticipate similar success with Breen’s leadership of DowDupont. In our view, the present stock price does not reflect the returns-based valuation that will eventually be accorded the new entities.

                Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 06/30/18)
	1 YR %	5 YR %	10 YR %
Value Fund	12.05	11.57	9.46
Standard & Poor's 500 Value Index	7.58	10.45	8.44
Sector Diversification
% of Total Investments as of 6/30/18
Information technology	25.7
Health care	17.4
Financials	16.1
Industrials	12.7
Energy	11.3
Materials	11.1
Consumer discretionary	3.3
Telecommunication services	1.1
Short-term and other assets	1.3
Total	100.0%
Top Ten Equity Holdings
% of Total Investments as of 6/30/18
Cisco Systems, Inc.	4.8
Avery Dennison Corp.	4.7
Intel Corp.	4.7
Visa Inc., Class A	4.6
DowDuPont, Inc.	4.6
JPMorgan Chase & Co.	4.3
Southwest Airlines Co.	4.2
Microsoft Corp.	4.1
Pfizer, Inc.	3.9
Bristol-Myers Squibb Co.	3.9
Total	43.8%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and its benchmark indices made on June 30, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Growth Fund
Performance Evaluation | Prepared by the Fund's Subadvisor, T. Rowe Price Associates
Performance
The Growth Fund posted a 12.02 percent return in the first half of 2018 and outperformed the 7.25 percent advance for the Russell 1000 Growth Index, the fund’s benchmark. Broadly speaking, both stock selection and sector allocation contributed to relative performance.
Portfolio Review
An overweight allocation and stock choices like Amazon.com and Netflix led the consumer discretionary sector to be the top contributor to relative performance during the period. At Amazon.com, core retail strength in North America, accelerating revenue and margin expansion within Amazon Web Services, and growth of ad revenue drove above-consensus top-line and bottom-line results. In addition to its dominant e-commerce and cloud-computing businesses, both of which we believe still have substantial growth runways, the company continues to reinvest profits into such other business segments as devices and video. In our view, such initiatives bode well for future growth and enhance the overall value proposition of its expanding ecosystem. The company’s push into advertising also continues to gain traction as more consumers begin their product search on Amazon’s platform. Netflix shares traded upward as both domestic and international subscription growth continues to outpace expectations, driven by strong content lineup and growth of bundling deals. As viewership builds on an aggregate and per-subscriber basis, we anticipate that Netflix will continue to improve the viewing experience, thereby increasing the company’s negotiating leverage with content suppliers globally and increasing its competitive positioning against regional companies.
Stock selection in industrials and business services was beneficial, and underweighting the sector also helped. Boeing was one of the strong positions. Shares of Boeing rose as operating margins continued to expand thanks to favorable delivery volume and mix within commercial aircraft, and better-than-expected revenue growth from defense and services. We continue to believe that the company is well positioned for several years of healthy earnings and free cash flow growth, supported by its robust backlog of orders and tailwinds from secular growth in global air traffic as the middle class in emerging markets continues to expand.
Stock selection in information technology was mainly responsible for excess returns, while overweighting the sector also had a positive impact. Salesforce.com and Intuit were key areas of strength. Large deal activity; strong international growth; and the accelerating growth of service, marketing and commerce cloud computing drove above-consensus top-line results, causing shares of Salesforce to climb. In our view, Salesforce.com is an outstanding business for its leadership in cloud computing, specifically software- as-a-service, and boasts a highly recurring subscription
Subadvisor: T. Rowe Price Associates
Taymour Tamaddon, CFA Portfolio Manager BS, Applied Physics, Cornell University; MBA, Finance, Dartmouth

business model. The consumer tax segment benefited from a shift to a high-end product mix and an increase in customer purchases of secondary products, which helped to lift Intuit shares. We believe Intuit’s dominant market position and transition to software-as-a-service will expand the company’s addressable market, leading to above-average earnings growth in the long term.
Underweighting the materials sector had a positive impact on relative performance as the sector underperformed the broader benchmark.
In contrast, the financials sector was the largest detractor from relative performance due primarily to adverse stock selection. Morgan Stanley shares came under pressure due to several news items including investor concerns over European instability due to political unrest in Italy and news that transaction revenue from retail clients had slowed significantly in the second quarter, weighing on results of the company's wealth management division. Nevertheless, we believe that the company's shift away from fixed income, currency and commodity trading toward higher margin, less capital-intensive asset management should bolster earnings growth over time.
Outlook
We are encouraged by the solid performance of U.S. large-cap growth stocks, which posted solid second-quarter gains and ended the first half of 2018 with positive returns. However, investor sentiment has deteriorated somewhat due to geopolitical issues, including the tide of protectionism, new tariffs and rising U.S. interest rates. We are expecting and positioned for a potentially challenging stock market environment that delivers only moderate returns. This more guarded stance stems from uncertainties related to the sustainability of profit margins. As a result, large-cap growth stock valuations appear relatively expensive; we are uncovering fewer durable growth companies that offer compelling value. Nevertheless, we believe that good stock selection can continue to drive outperformance. We remain constructive on many individual companies in the information technology and health care sectors, where we are finding stocks that offer attractive relative value.

                Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 06/30/18)
	1 YR %	5 YR %	10 YR %
Growth Fund*	28.93	18.98	13.82
Russell 1000 Growth Index	22.51	16.36	11.83
Sector Diversification
% of Total Investments as of 6/30/18
Information technology	41.1
Consumer discretionary	23.1
Health care	18.6
Industrials	7.5
Financials	4.5
Real estate	1.2
Consumer staples	1.1
Utilities	1.1
Short-term and other assets	1.8
Total	100.0%
Top Ten Equity Holdings
% of Total Investments as of 6/30/18
Amazon.com, Inc.	8.5
Microsoft Corp.	5.5
Booking Holdings, Inc.	4.9
Facebook, Inc., Class A	4.8
Boeing Co.	4.6
Visa Inc., Class A	4.5
Alphabet, Inc., Class A	4.2
UnitedHealth Group, Inc.	2.9
Alibaba Group Holding Ltd. ADR	2.5
Alphabet, Inc., Class C	2.4
Total	44.8%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and its benchmark indices made on June 30, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the five- and 10-year periods. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.
Performance Evaluation

Small-Company Stock Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The Small-Company Stock Fund returned –1.73 percent for the first six months of 2018, versus a return of 7.66 percent for the Russell 2000, the fund’s benchmark. Generally speaking, the fund’s holdings did not receive favorable market attention during this time. The fund has historically been underweight in health care, especially biotechnology, due to its binary outcome profiles and associated risk. During this period, biotechnology stocks comprised the index’s largest sector position, and these holdings generated double-digit returns. The second area of fund relative underperformance versus the benchmark was in the information technology sector. Although the fund’s information technology services holdings performed well during the period, its electronic equipment holdings and internet software and services holdings detracted from sector results. Industrials, an overweight sector for the fund, also performed poorly.
Portfolio Review
A number of the fund’s consumer discretionary holdings performed well in the first half of 2018. BJ’s Restaurants reported strong traffic trends and sales growth. G-III Apparel reported strength in sales, earnings and progress on business initiatives.
The fund’s financial sector holdings slightly outperformed the benchmark. Encore Capital detracted from results. Encore’s acquisition of Cabot Credit Management, completed in July 2018, weighed on the stock. In insurance holdings, an overweight sector position relative to the benchmark, both Kinsale and National General Holdings were strong performers. In banking, one of the fund’s holdings, State Bank Financial, received a takeover offer from a larger Texas bank for a premium multiple to tangible book value.
The fund’s health care holdings performed well during the period. Specifically, Steris benefitted from both a favorable competitive landscape as a competitor’s sterilization division was disrupted by a transaction during the period as well as introduction of consolidated sterile processing locations to U.S. hospitals.
Names added to the fund during the period included Interface, a manufacturer of modular carpets for institutional markets and luxury vinyl tiles. Interface’s new management is focused on growth, greater operational efficiencies and newer products utilizing research and development.
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Outlook
Small business optimism was strong as reported by the National Federation of Independent Business in its June report. And the economic backdrop, in our view, remains supportive of continued domestic and global growth.
For the first half of 2018, small capitalization stocks, represented by the Russell 2000, have outpaced larger capitalization stocks, represented by the Standard & Poor’s 500 Index. Lower tax rates and the perception that smaller companies are less exposed to the vicissitudes of trade wars have favored this group. However, the first-half performance of the Russell 2000 was concentrated in a few sectors. Industrials as a sector did not really contribute to the benchmark’s performance. We anticipate that investors will recognize some of the fund’s “overlooked” holdings in the industrials sector in future periods. For example, as broadband infrastructure is built out, and the need for high-speed constant connection is met, Dycom, a fund holding of long standing, stands to realize stronger earnings growth. As investors, we are patient with fund holdings that are in the midst of transformations from prosaic, low-margin businesses to higher-margin, higher-valuation enterprises. In this category is NN, Inc. NN, Inc. has sold its bearing components business, purchased health care-related operations, paid off some high-cost debt, and stated that there may be further refinement of its portfolio offerings and deleveraging — which we believe are all attainable goals. We do not believe that the current valuation reflects the changes made or prospects for NN, Inc.’s future.
Benchmark comparisons periodically obscure our long-term focus and success over longer time periods. We continue to manage the portfolio with a focus on fundamentals, seeking to identify “values” overlooked by the market. We do not seek to replicate the benchmark’s sector weightings, as evidenced by the fund’s high active share.

                Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 06/30/18)
	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	8.71	9.57	11.90
Russell 2000 Index	17.57	12.46	10.60
Sector Diversification
% of Total Investments as of 6/30/18
Industrials	33.6
Financials	22.4
Information technology	14.7
Consumer discretionary	12.2
Materials	9.1
Health care	4.4
Energy	0.8
Short-term and other assets	2.8
Total	100.0%
Top Ten Equity Holdings
% of Total Investments as of 6/30/18
Dycom Industries, Inc.	6.6
Encore Capital Group, Inc.	4.8
PolyOne Corp.	4.7
Applied Industrial Technologies, Inc.	4.3
State Bank Financial Corp.	4.2
BJ’s Restaurants, Inc.	4.2
Kinsale Capital Group, Inc.	3.8
STERIS PLC	3.8
Cracker Barrel Old Country Store, Inc.	3.5
Werner Enterprises, Inc.	3.2
Total	43.1%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on June 30, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

International Equity Fund
Performance Evaluation | Prepared by the Fund's Subadvisor, Harding Loevner LP
Performance
For the six-month period ending June 30, 2018, the International Equity Fund outperformed its benchmark, the MSCI EAFE Index, increasing 0.82 percent versus the –2.75 percent return for the index.
Portfolio Review
The positive relative performance derived primarily from good stock selection, although the fund’s overweight in information technology (IT), one of the strongest-performing sectors, also worked in its favor. Within IT, 3D-design software developer Dassault Systèmes and banking software provider Temenos were both additive, particularly as the latter had high earnings growth and accelerating software licensing growth. Health care was led by blood plasma specialist CSL Limited and medical information provider M3. M3 rose on the news that the company acquired an American clinical trials firm, signaling entry into the large and profitable U.S. market. In financials, DBS Group of Singapore led as the bank signaled larger distributions of capital to shareholders with a surprising increase in the company’s regular dividend plus a special dividend. DBS Group’s strong performance, alongside gains from GF Banorte, HDFC, and AIA Group, were enough to offset the losses associated with our holdings in Spain’s BBVA and Brazil’s Itaú Unibanco.
Viewed by region, our stock selection was strong in Europe, both in and out of the eurozone. In France, all of the fund’s five holdings gained, led by Dassault Systèmes. In Germany the fund benefitted from gains in Symrise, Linde and enterprise software developer SAP. Outside of the eurozone, Switzerland was boosted by good results from hearing-aid maker Sonova and Temenos. The fund’s holdings in Japan also added to relative performance from a regional perspective, led by M3 and Sysmex, the clinical-testing equipment manufacturer. On the other side of the ledger, industrial robot manufacturer Fanuc dragged on stock selection in Japan after management cautioned that declining smartphone demand, rising foreign exchange rates and global trade friction could threaten the company’s profitability in coming years.
Outlook
The suggestion that we are in an environment of rising interest rates will likely not surprise even casual readers of the financial press. In the U.S., the 0.25 percent hike in June 2018 by the Federal Reserve was the seventh such increase in the past three years.
Rising interest rates can have an impact on corporate profits, stock valuations, and more generally economic growth and capital flows. We believe that higher interest rates are likely to hurt corporate profits as the costs of capital rise. In our view,
Subadvisor: Harding Loevner LP
Ferrill D. Roll, CFA Co-Lead Portfolio Manager BA, Economics, Stanford University
Alexander T. Walsh, CFA Co-Lead Portfolio Manager BA, North American Studies, McGill University

reduced capital expenditures can decelerate economic growth. Rising rates are also viewed as negative for stock valuations, as company share prices should reflect the discounted value of their future cash flows. Over time, higher rates do the job central banks ask them to do: reduce liquidity and slow spending. The nature of economic cycles portends that this could result in economic recession.
The impact of rising rates also affects global capital flows. U.S. rates have oversized influence because of the U.S. dollar’s role as a reserve currency: Many companies and countries, particularly in emerging markets, raise debt in U.S. dollars. Globally, low nominal interest rates and easy monetary policies have papered over many financial vulnerabilities, including the rise in debt in emerging markets.
Our investment philosophy features three components: quality, growth and valuation. All three will play their roles in more challenging economic times. In an environment of rising interest rates, we’ve found that our requirement of a strong balance sheet and cash flow has protected our investments when liquidity tightens. While we hope to own many secular growth businesses, we believe that many of our businesses will be impacted if global growth slows (or, in recessions, declines), and we must be skeptical about forecasts, anticipating ways in which we could be wrong-footed.
The final pillar of our investment philosophy, valuation, is potentially the most problematic for us and for growth investors generally. For years, while share prices have been rising, we have talked about how we found market valuations challenging, but noted that, with growth scarce in a slow-to-heal world, we would be more tolerant of higher valuations than in other circumstances. With growth now under threat cyclically but the prices of the fastest-growing companies still rising, market valuations remain a fraught issue.

                Performance Evaluation

International Equity Fund

Average Annual Total Returns (periods ended 06/30/18)
	1 YR %	5 YR %	10 YR %
International Equity Fund*	10.76	7.35	3.43
MSCI®EAFE®Index	6.84	6.44	2.84
Country Diversification
% of Total Investments as of 6/30/18
Germany	18.2
Japan	17.1
France	11.0
Switzerland	9.6
Britain	9.1
Hong Kong	4.7
Sweden	3.9
Spain	3.4
Singapore	2.9
Israel	2.7
Canada	2.1
United States of America	1.9
South Africa	1.5
Australia	1.3
Italy	1.3
China	1.2
Denmark	1.0
Republic of South Korea	1.0
Taiwan, India, Brazil & Mexico	2.3
Short-term and other assets	3.8
Total	100.0%

Top Ten Equity Holdings
% of Total Investments as of 6/30/18
AIA Group Ltd.	4.7
Dassault Systèmes SE	3.7
Bayer AG REG	3.7
Royal Dutch Shell PLC, Class B	3.7
Allianz SE REG	3.5
Nestlé SA ADR	3.3
M3, Inc.	3.1
L’Oréal SA	3.0
FANUC Corp.	2.9
DBS Group Holdings Ltd.	2.9
Total	34.5%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the MSCI®EAFE®Index made on June 30, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management from June 30, 2008 to September 14, 2015, as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015 to January 8, 2016 and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016 to period end.
Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at January 1, 2018 and held through June 30, 2018.
Actual Expenses
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

                Expense Example

Expense Example (Continued)
Daily Income Fund	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended June 30, 2018
Actual Return	$1,000.00	$1,004.10	$3.60	0.72%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.41	$3.63	0.72%

Short-Term Government Securities Fund[b]
Actual Return	$1,000.00	$1,000.40	$3.72	0.75%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.28	$3.76	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,005.90	$3.78	0.76%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.23	$3.81	0.76%

Stock Index Fund[c]
Actual Return	$1,000.00	$1,023.90	$2.74	0.55%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.29	$2.74	0.55%

Value Fund
Actual Return	$1,000.00	$978.30	$2.91	0.59%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.06	$2.98	0.59%

Growth Fund
Actual Return	$1,000.00	$1,120.20	$4.60	0.87%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.66	$4.38	0.87%

Small-Company Stock Fund
Actual Return	$1,000.00	$982.70	$4.34	0.88%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.62	$4.42	0.88%

International Equity Fund[b]
Actual Return	$1,000.00	$1,008.20	$4.93	0.99%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.09	$4.95	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, then divided by 365 (to reflect the half-year period).
b.	Reflects fee waiver and expense limitation agreements in effect during the period.
c.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.
Expense Example

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.
Proxy Voting Record
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission’s website at sec.gov.
Quarterly Disclosure of Portfolio Holdings
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at homesteadfunds.com.
Principal Risks
You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.
•    Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
•    Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
•    Concentration Risk To the extent the fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
•    Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
•    Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.
•    Debt Securities Risks
Credit Risk The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
Extension Risk The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Interest Rate Risk The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.
•    Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.
•    Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.
•    Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
•    Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
•    Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
•    Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
•    Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
•    Income Risk The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
•    Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.
•    Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Stock Index Fund and its shareholders.
•    Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.
•    Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.
•    Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
•    Manager Risk The risk that the manager’s decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
•    Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
•    Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.
•    Master/Feeder Structure Risk The Stock Index Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Stock Index Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Stock Index Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund’s investment program adversely and limit the ability of the master fund to achieve its objective.

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
•    Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Effective October 14, 2016, amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
•    Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
•    Passive Investment Risk Because BlackRock Investment Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.
•    Repurchase Agreements Risk The Fund’s investment return on repurchase agreements will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
•    Tracking Error Risk Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Stock Index Fund’s portfolio and those included in the S&P
500 Index, pricing differences, transaction costs, the fund’s holding of cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Stock Index Fund incurs fees and expenses, while the S&P 500 Index does not.
•    U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.
•    Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
•    Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.

Regulatory and Shareholder Matters

Portfolio of Investments
Daily Income Fund  |  June 30, 2018  |  (Unaudited)

U.S. Government & Agency Obligations | 89.5% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Agricultural Mortgage Corp.	1.73%	07/03/18	$1,447,000	$1,446,861
Federal Agricultural Mortgage Corp.	1.94	09/28/18	5,000,000	4,976,143
Federal Farm Credit Bank	2.18	12/24/18	507,000	501,671
Federal Farm Credit Bank	2.04	01/02/19	300,000	296,886
Federal Home Loan Bank	1.73	07/06/18	5,500,000	5,498,686
Federal Home Loan Bank	1.74	07/09/18	4,100,000	4,098,419
Federal Home Loan Bank	1.73	07/13/18	4,000,000	3,997,700
Federal Home Loan Bank	1.78	07/16/18	1,900,000	1,898,595
Federal Home Loan Bank	1.84	07/18/18	4,000,000	3,996,543
Federal Home Loan Bank	1.85	07/20/18	1,285,000	1,283,757
Federal Home Loan Bank	1.82	07/20/18	900,000	899,130
Federal Home Loan Bank	1.82	07/25/18	1,800,000	1,797,828
Federal Home Loan Bank	1.82	07/26/18	1,100,000	1,098,617
Federal Home Loan Bank	1.84	08/03/18	2,000,000	1,996,636
Federal Home Loan Bank	1.88	08/07/18	4,000,000	3,992,312
Federal Home Loan Bank	1.88	08/08/18	3,500,000	3,493,073
Federal Home Loan Bank	1.87	08/10/18	2,500,000	2,494,833
Federal Home Loan Bank	1.86	08/14/18	3,500,000	3,492,086
Federal Home Loan Bank	1.90	08/17/18	3,500,000	3,491,364
Federal Home Loan Bank	1.88	08/30/18	1,000,000	996,883
Federal Home Loan Bank	1.92	09/11/18	6,589,000	6,563,830
Federal Home Loan Bank	1.91	09/17/18	4,000,000	3,983,533
Federal Home Loan Bank	1.95	09/24/18	3,000,000	2,986,294
Federal Home Loan Mortgage Corp.	1.76	07/23/18	4,000,000	3,995,710
Federal Home Loan Mortgage Corp.	1.81	08/02/18	5,000,000	4,992,000
Federal Home Loan Mortgage Corp.	1.89	08/21/18	3,250,000	3,241,321
Federal Home Loan Mortgage Corp.	1.89	09/04/18	1,500,000	1,494,908
Federal National Mortgage Assoc.	1.75	07/10/18	2,000,000	1,999,130
U.S. Treasury Bill	1.68	07/05/18	4,000,000	3,999,253
U.S. Treasury Bill	1.72	07/12/18	3,750,000	3,748,026
U.S. Treasury Bill	1.79	07/19/18	3,500,000	3,496,876
U.S. Treasury Bill	1.79	07/26/18	1,750,000	1,747,829
U.S. Treasury Bill	1.82	08/09/18	3,500,000	3,493,099
U.S. Treasury Bill	1.87	08/16/18	3,250,000	3,242,227
U.S. Treasury Bill	1.89	08/23/18	4,000,000	3,988,888
U.S. Treasury Bill	1.88	08/30/18	4,000,000	3,987,494
U.S. Treasury Bill	1.90	09/06/18	3,500,000	3,487,627
U.S. Treasury Bill	1.90	09/13/18	4,000,000	3,984,384
U.S. Treasury Bill	1.89	09/20/18	4,750,000	4,729,786
U.S. Treasury Bill	1.88	09/27/18	5,000,000	4,976,962
U.S. Treasury Note	0.88	07/15/18	4,000,000	3,998,583
U.S. Treasury Note	0.75	07/31/18	5,000,000	4,995,443
U.S. Treasury Note	1.00	08/15/18	3,250,000	3,246,538
U.S. Treasury Note	0.75	08/31/18	1,500,000	1,497,076
U.S. Treasury Note	1.00	09/15/18	1,750,000	1,746,635
Total U.S. Government & Agency Obligations
(Cost $141,371,475)				141,371,475

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Daily Income Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Money Market Fund | 10.5% of portfolio
	Interest Rate /Yield	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.82%(a)	16,533,535	$16,533,535
Total Money Market Fund
(Cost $16,533,535)			16,533,535
Total Investments in Securities
(Cost $157,905,010) | 100.0%			$157,905,010
(a)	7-day yield at June 30, 2018.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Short-Term Government Securities Fund  |  June 30, 2018  |  (Unaudited)

U.S. Government & Agency Obligations | 52.0% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
AID-Tunisia	1.42%	08/05/21	$1,000,000	$960,700
AID-Ukraine	1.47	09/29/21	2,000,000	1,919,966
Government Trust Certificate (Israel Trust)	0.00(a)	04/01/21	639,000	592,138
National Archives Facility Trust	8.50(b)	09/01/19	9,946	10,316
Overseas Private Investment Corp.	1.77	11/20/18	1,000,000	1,008,076
Overseas Private Investment Corp.	1.30	06/15/19	142,857	141,540
Overseas Private Investment Corp.	2.26(b)	02/11/20	2,000,000	2,011,800
Overseas Private Investment Corp.	3.37	05/15/21	234,964	236,354
Overseas Private Investment Corp.	2.07	05/15/21	244,860	243,342
Overseas Private Investment Corp.	2.52	09/15/22	1,118,182	1,105,069
Overseas Private Investment Corp.	2.51	05/15/25	1,892,592	1,853,663
Overseas Private Investment Corp.	1.96(c)	06/15/25	2,000,000	2,000,000
Philippine Power Trust I (d)	5.40	09/26/18	29,762	29,811
Private Export Funding Corp.	1.45	08/15/19	974,000	962,700
U.S. Department of Housing & Urban Development	7.93	08/01/18	30,000	30,154
U.S. Department of Housing & Urban Development	5.45	08/01/19	655,000	656,678
U.S. Department of Housing & Urban Development	1.88	08/01/19	2,000,000	1,987,052
U.S. Department of Housing & Urban Development	6.07	08/01/21	40,000	40,128
U.S. Department of Housing & Urban Development	6.12	08/01/22	29,000	29,095
U.S. Department of Housing & Urban Development	5.77	08/01/26	220,000	220,644
U.S. Treasury Note	1.38	09/30/18	1,000,000	998,480
U.S. Treasury Note	0.88	10/15/18	2,000,000	1,993,561
U.S. Treasury Note	1.50	12/31/18	2,000,000	1,993,359
U.S. Treasury Note	0.75	02/15/19	2,000,000	1,981,875
U.S. Treasury Note	1.63	04/30/19	2,000,000	1,988,750
U.S. Treasury Note	1.50	05/31/19	4,000,000	3,969,375
U.S. Treasury Note	1.00	06/30/19	2,000,000	1,973,281
U.S. Treasury Note	1.00	08/31/19	1,000,000	983,789
U.S. Treasury Note	1.75	09/30/19	2,000,000	1,983,203
U.S. Treasury Note	1.88	12/31/19	500,000	495,547
U.S. Treasury Note	1.25	01/31/20	1,440,000	1,412,381
U.S. Treasury Note	1.38	09/15/20	500,000	487,324
U.S. Treasury Note	1.63	10/15/20	500,000	489,434
U.S. Treasury Note	1.75	11/15/20	500,000	490,430
U.S. Treasury Note	1.88	12/15/20	500,000	491,582
U.S. Treasury Note	2.00	01/15/21	500,000	492,637
U.S. Treasury Note	2.25	02/15/21	500,000	495,566
U.S. Treasury Note	2.38	04/15/21	1,000,000	993,516
Total U.S. Government & Agency Obligations
(Cost $40,051,638)				39,753,316

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 24.1% of portfolio

Consumer Discretionary | 0.2%
Ethiopian Leasing (2012) LLC	2.68	07/30/25	129,738	127,943
Total Consumer Discretionary				127,943
Energy | 7.6%
Petroleos Mexicanos	2.00	12/20/22	450,000	439,996
Petroleos Mexicanos	1.95	12/20/22	450,000	439,466
Petroleos Mexicanos	2.38	04/15/25	854,700	834,921
Petroleos Mexicanos	2.46	12/15/25	750,000	732,676
Reliance Industries Ltd.	2.06	01/15/26	126,400	122,002
Reliance Industries Ltd.	1.87	01/15/26	1,684,211	1,613,241

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 24.1% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Energy | 7.6% (Continued)
Reliance Industries Ltd.	2.44%	01/15/26	$1,684,210	$1,649,004
Total Energy				5,831,306
Financials | 14.1%
Altitude Investments 17 LLC	2.68	11/08/25	654,928	639,163
Export Leasing 2009 LLC	1.86	08/28/21	246,062	242,212
Lulwa Ltd.	1.83	03/26/25	589,746	565,313
Mexican Aircraft Finance IV	2.54	07/13/25	320,441	315,135
Mexican Aircraft Finance V	2.33	01/14/27	393,750	381,821
MSN 41079 and 41084 Ltd.	1.63	12/14/24	1,127,796	1,076,547
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	1,201,596	1,148,074
Safina Ltd.	1.55	01/15/22	808,019	789,573
Safina Ltd.	2.00	12/30/23	1,587,947	1,543,635
Salmon River Export LLC	2.19	09/15/26	178,187	172,181
Sandalwood 2013 LLC	2.82	02/12/26	442,756	438,359
Santa Rosa Leasing LLC	1.69	08/15/24	54,048	51,918
Santa Rosa Leasing LLC	1.47	11/03/24	565,562	538,000
Tagua Leasing LLC	1.90	07/12/24	1,276,753	1,234,237
Tagua Leasing LLC	1.73	09/18/24	548,401	526,283
Union 11 Leasing LLC	2.41	01/23/24	514,443	505,369
Union 16 Leasing LLC	1.86	01/22/25	588,148	565,659
VCK Lease SA	2.59	07/24/26	90,062	88,308
Total Financials				10,821,787
Industrials | 0.2%
Sayarra Ltd.	2.77	10/29/21	188,486	188,089
Total Industrials				188,089
Information Technology | 2.0%
Micron Semiconductor Asia PTE Ltd.	1.26	01/15/19	1,518,200	1,512,196
Total Information Technology				1,512,196
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $18,990,147)				18,481,321

Corporate Bonds - Other | 9.7% of portfolio

Financials | 5.5%
Athene Global Funding (d)	2.88	10/23/18	545,000	544,904
Athene Global Funding (d)	3.50(c)	04/20/20	300,000	303,817
Bank of Amercia Corp.	2.96(c)	10/01/21	250,000	250,885
Bank of America Corp.	6.88	11/15/18	388,000	394,029
Capital One Financial Co.	3.12(c)	05/12/20	250,000	251,050
Citibank N.A.	2.83(c)	06/12/20	250,000	250,729
Citigroup Inc.	3.32(c)	04/25/22	150,000	151,334
Fifth Third Bank	2.30	03/15/19	250,000	249,153
Goldman Sach Group, Inc.	3.20	06/05/20	150,000	150,546
Jackson National Life Global Funding (d)	2.20	01/30/20	175,000	172,600
JP Morgan Chase Bank NA	3.09(c)	04/26/21	250,000	249,405
MetLife Global Funding I (d)	1.75	09/19/19	500,000	492,676
Morgan Stanley & Co. LLC	2.90(c)	02/10/21	250,000	250,490
Protective Life Global Funding (d)	1.56	09/13/19	250,000	245,934
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Corporate Bonds - Other | 9.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 5.5% (Continued)
Wells Fargo Bank NA	2.40%	01/15/20	$250,000	$247,588
Total Financials				4,205,140
Health Care | 0.4%
CVS Health Corp.	2.96(c)	03/09/20	150,000	150,578
CVS Health Corp.	3.05(c)	03/09/21	150,000	150,756
Total Health Care				301,334
Information Technology | 0.6%
Apple Inc.	1.55	02/08/19	500,000	497,382
Total Information Technology				497,382
Utilities | 3.2%
Duke Energy Florida, LLC	2.10	12/15/19	375,000	372,765
Laclede Gas Co.	2.00	08/15/18	300,000	299,773
Oncor Electric Delivery Co. LLC (d)	2.15	06/01/19	300,000	297,599
ONE Gas, Inc. (d)	2.07	02/01/19	250,000	249,125
Sempra Energy, Inc.	2.85(c)	01/15/21	300,000	300,151
Southwest Gas Corp.	4.45	12/01/20	125,000	126,763
Spire Inc.	2.55	08/15/19	110,000	108,875
Union Electric Co.	5.10	10/01/19	250,000	256,350
WEC Energy Group Inc.	3.38	06/15/21	150,000	150,415
WGL Holdings Inc.	2.72(c)	11/29/19	250,000	250,147
Total Utilities				2,411,963
Total Corporate Bonds - Other
(Cost $7,426,717)				7,415,819

Mortgage-Backed Securities | 2.4% of portfolio

FDIC Structured Sale Guaranteed Notes 2010-S3 (d)	2.74	12/03/20	112,644	110,991
GNMA #2602	6.00	06/20/28	15,254	16,757
GNMA #607494	5.00	04/15/19	108	109
GNMA #616274	5.00	02/15/19	429	434
GNMA #8004	2.75(c)	07/20/22	7,049	7,208
GNMA #80053	3.38(c)	03/20/27	1,320	1,358
GNMA #80058	2.63(c)	04/20/27	1,139	1,174
GNMA #8006	2.75(c)	07/20/22	5,771	5,856
GNMA #80185	2.63(c)	04/20/28	11,960	12,343
GNMA #80264	3.38(c)	03/20/29	7,877	7,896
GNMA #80283	2.63(c)	05/20/29	8,744	9,039
GNMA #80300	2.75(c)	07/20/29	7,863	8,110
GNMA #80309	2.75(c)	08/20/29	4,080	4,215
GNMA #80363	3.38(c)	01/20/30	23,441	24,213
GNMA #8038	2.75(c)	08/20/22	3,707	3,763
GNMA #8040	2.75(c)	08/20/22	9,354	9,585
GNMA #80426	2.75(c)	07/20/30	911	942
GNMA #80452	2.75(c)	09/20/30	7,907	8,146
GNMA #80475	3.13(c)	12/20/30	6,629	6,660
GNMA #8054	3.13(c)	10/20/22	647	644
GNMA #80577	3.38(c)	02/20/32	1,245	1,289
GNMA #80684	2.63(c)	04/20/33	4,071	4,144
GNMA #8076	3.13(c)	11/20/22	3,826	3,853
GNMA #81129	3.63(c)	10/20/34	72,290	73,561

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Mortgage-Backed Securities | 2.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
GNMA #8157	3.38%(c)	03/20/23	$6,359	$6,470
GNMA #8191	2.63(c)	05/20/23	10,740	10,946
GNMA #8259	2.75(c)	08/20/23	3,146	3,205
GNMA #8384	3.38(c)	03/20/24	1,622	1,634
GNMA #8393	4.00(c)	08/20/18	53	53
GNMA #8400	2.75(c)	08/20/18	18	18
GNMA #8405	4.00(c)	09/20/18	54	54
GNMA #8423	2.63(c)	05/20/24	2,430	2,485
GNMA #8429	4.00(c)	11/20/18	233	233
GNMA #8459	2.75(c)	07/20/24	3,780	3,863
GNMA #8499	3.13(c)	05/20/19	682	680
GNMA #8518	3.13(c)	10/20/24	4,245	4,291
GNMA #8532	3.13(c)	10/20/24	5,070	5,181
GNMA #8591	3.38(c)	02/20/25	9,991	10,023
GNMA #8638	2.63(c)	06/20/25	5,056	5,125
GNMA #8648	2.75(c)	07/20/25	12,442	12,388
GNMA #8663	2.75(c)	07/20/25	7,033	7,211
GNMA #8680	3.50(c)	08/20/20	1,981	1,972
GNMA #8687	2.75(c)	08/20/25	2,196	2,243
GNMA #8702	3.13(c)	10/20/20	1,248	1,252
GNMA #8747	3.13(c)	11/20/25	4,297	4,369
GNMA #8807	2.75(c)	07/20/21	2,423	2,459
GNMA #8836	2.75(c)	09/20/21	3,579	3,650
GNMA #8847	2.63(c)	04/20/26	5,612	5,770
GNMA #8869	3.13(c)	11/20/21	9,434	9,479
GNMA #8873	3.13(c)	11/20/21	3,542	3,531
GNMA #8877	2.63(c)	05/20/26	1,224	1,253
GNMA #8883	3.13(c)	12/20/21	3,135	3,160
GNMA #8915	3.38(c)	02/20/22	3,207	3,251
GNMA #8934	3.38(c)	03/20/22	5,259	5,275
GNMA #8978	2.63(c)	05/20/22	14,223	14,611
GNMA #MA0668	2.00	12/20/27	64,217	61,645
GNMA 2002-20	4.50	03/20/32	8,403	8,815
GNMA 2003-11	4.00	10/17/29	11,027	11,265
GNMA 2003-26	2.54(c)	04/16/33	2,506	2,518
GNMA 2003-97	4.50	03/20/33	3,069	3,098
GNMA 2004-102	5.50	04/20/34	816	815
GNMA 2004-17	4.50	12/20/33	23,378	24,108
GNMA 2010-113	2.50	02/16/40	168,300	164,154
GNMA 2012-143	1.50	12/16/27	393,157	370,509
GNMA 2013-131	2.44(c)	09/16/43	177,202	177,959
NCUA Guaranteed Notes 2011-C1	2.62(c)	03/09/21	577,724	576,755
Total Mortgage-Backed Securities
(Cost $1,873,492)				1,860,066

Asset-Backed Securities | 2.3% of portfolio

Ally Master Owner Trust 17-3	2.50(c)	06/15/22	250,000	250,728
American Credit Acceptance Receivables Trust 18-1 (d)	2.72	03/10/21	203,802	203,703
Avant Loans Funding Trust 17-B (d)	2.29	06/15/20	50,191	50,144
Avant Loans Funding Trust 18-A (d)	3.09	06/15/21	150,000	149,982
Exeter Automobile Receivables Trust 17-2 (d)	2.11	06/15/21	100,481	100,220
Flagship Credit Auto Trust 17-1 (d)	1.93	12/15/21	77,928	77,661
Foursight Capital Automobile Receivables Trust 17-1 (d)	2.37	04/15/22	69,180	68,785
GLS Auto Receivables Trust 17-1 (d)	2.67	04/15/21	139,736	139,377
Prosper Marketplace Issuance Trust 17-1 (d)	2.56	06/15/23	31,410	31,410
Prosper Marketplace Issuance Trust 17-2 (d)	2.41	09/15/23	54,059	53,963
Small Business Administration 02-20K	5.08	11/01/22	3,355	3,431
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Asset-Backed Securities | 2.3% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Small Business Administration 04-20B	4.72%	02/01/24	$11,327	$11,596
Small Business Administration 04-20C	4.34	03/01/24	20,630	20,977
Small Business Administration 16-10E	1.80	09/01/26	411,674	397,560
Small Business Administration 16-10F	2.17	11/01/26	180,591	175,536
Small Business Administration 98-20H	6.15	08/01/18	282	282
Small Business Administration 99-20D	6.15	04/01/19	1,124	1,129
Small Business Administration Pool # 100075	3.50	05/25/19	1,708	1,706
Small Business Administration Pool # 503278	2.38(c)	02/25/21	7,278	7,233
Small Business Administration Pool # 503463	2.63(c)	09/25/21	184	181
United Auto Credit Securitization Trust 17-1 (d)	1.89	05/10/19	6,518	6,517
Total Asset-Backed Securities
(Cost $1,770,663)				1,752,121

Municipal Bond | 0.3% of portfolio

Wisconsin | 0.3%
Wisconsin, Public Finance Authority	2.75	06/01/20	225,000	220,621
Total Wisconsin				220,621
Total Municipal Bond
(Cost $225,000)				220,621

Certificates of Deposit | 3.8% of portfolio

BB&T Corp.	1.62	10/19/18	250,000	249,506
Capital One Bank USA NA	1.65	07/09/18	250,000	249,973
Capital One NA	1.60	07/16/18	250,000	249,954
First Republic Bank	2.30	07/12/18	250,000	249,984
HSBC Bank USA NA	3.10(c)	11/17/20	246,000	246,703
JP Morgan Chase Bank, NA	1.50(c)	04/22/21	200,000	196,330
Morgan Stanley Bank NA	1.95	12/09/19	250,000	247,787
Northern Bank & Trust Co.	1.05	11/28/18	240,000	238,972
U.S. Bankcorp	1.88	07/23/18	250,000	250,001
Wells Fargo Bank NA	1.60	07/27/18	200,000	199,929
Wells Fargo Bank NA	2.70	04/16/19	500,000	500,276
Total Certificates of Deposit
(Cost $2,883,471)				2,879,415

Commercial Paper | 5.4% of portfolio

Kansas City Power and Light Co. (d)	2.25	07/02/18	3,493,000	3,492,351
PPL Capital Funding, Inc. (d)	2.40	07/02/18	646,000	645,880
Total Commercial Paper
(Cost $4,138,739)				4,138,231

Money Market Fund | less than 0.1% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.82(e)	733	733
Total Money Market Fund
(Cost $733)			733
Total Investments in Securities
(Cost $77,360,600) | 100.0%			$76,501,643
(a)	Zero coupon rate, purchased at a discount.

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
(b)	Interest is paid at maturity.
(c)	Variable coupon rate as of June 30, 2018.
(d)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $7,467,450 and represents 9.8% of total investments.
(e)	7-day yield at June 30, 2018.
LLC - Limited Liability Company
SA - Sociedad Anonima or Societe Anonyme
NA - National Association
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Short-Term Bond Fund  |  June 30, 2018  |  (Unaudited)

Corporate Bonds - Other | 34.3% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Consumer Discretionary | 1.3%
ABC Inc.	8.75%	08/15/21	$810,000	$937,695
McDonald’s Corp.	2.10	12/07/18	350,000	349,333
Philip Morris International Inc.	1.38	02/25/19	3,275,000	3,250,890
Philip Morris International Inc.	1.88	11/01/19	2,200,000	2,171,512
Stanley Black & Decker Inc.	2.45	11/17/18	250,000	249,679
Stanley Black & Decker Inc.	1.62	11/17/18	425,000	423,313
Total Consumer Discretionary				7,382,422
Consumer Staples | 2.9%
Alberto-Culver Co.	5.15	06/01/20	375,000	388,464
Coca-Cola Co. (The)	1.55	09/01/21	475,000	454,410
Coca-Cola Co. (The)	2.20	05/25/22	420,000	407,539
Colgate-Palmolive Co.	1.75	03/15/19	1,025,000	1,019,497
Hershey Co. (The)	2.90	05/15/20	875,000	873,877
Mead Johnson Nutrition Co.	3.00	11/15/20	4,125,000	4,107,634
PepsiCo Inc.	1.50	02/22/19	350,000	347,777
PepsiCo Inc.	1.35	10/04/19	875,000	860,465
Procter & Gamble Co. (The)	1.90	11/01/19	1,625,000	1,608,001
Procter & Gamble Co. (The)	1.85	02/02/21	350,000	341,176
Procter & Gamble Co. (The)	1.70	11/03/21	475,000	457,025
Procter & Gamble Co. (The)	2.15	08/11/22	1,150,000	1,109,660
Unilever Capital Corp.	2.75	03/22/21	2,625,000	2,604,162
Wal-Mart Stores Inc.	1.95	12/15/18	1,175,000	1,171,649
Total Consumer Staples				15,751,336
Energy | 2.4%
ANR Pipeline Co.	9.63	11/01/21	3,175,000	3,842,377
Cameron International Corp.	6.38	07/15/18	2,500,000	2,502,940
Chevron Corp.	2.75(a)	11/15/19	2,175,000	2,188,018
Chevron Corp.	2.19	11/15/19	375,000	372,405
Chevron Corp.	2.42	11/17/20	700,000	692,263
Colonial Pipeline Co. (b)	3.50	10/15/20	875,000	880,654
Exxon Mobil Corp.	1.82	03/15/19	1,050,000	1,044,720
Marathon Oil Corp.	2.70	06/01/20	550,000	541,658
Phillips 66	2.92(a)	02/26/21	975,000	976,515
Total Energy				13,041,550
Financials | 9.3%
AMBAC Assurance Corp. (b)	5.10	06/07/20	2,871	3,847
AMBAC LSNI LLC (b)	7.34(a)	02/12/23	13,803	14,011
Ares Capital Corp.	3.50	02/10/23	1,175,000	1,119,592
Athene Global Funding (b)	2.88	10/23/18	3,050,000	3,049,462
Athene Global Funding (b)	2.75	04/20/20	575,000	568,002
Athene Global Funding (b)	3.50(a)	04/20/20	1,200,000	1,215,268
Athene Global Funding (b)	4.00	01/25/22	1,400,000	1,409,678
Berkshire Hathaway Inc.	1.15	08/15/18	400,000	399,463
Citibank, N.A.	3.05	05/01/20	2,175,000	2,174,126
Citibank, N.A.	2.85	02/12/21	1,650,000	1,630,883
Fifth Third Bank	2.30	03/15/19	1,200,000	1,195,935
Flagstar Bancorp Inc.	6.13	07/15/21	2,975,000	3,116,340
HSBC Bank USA NA	4.88	08/24/20	2,575,000	2,651,848
Hyundai Capital America, Inc. (b)	2.55	04/03/20	1,325,000	1,302,079

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Corporate Bonds - Other | 34.3% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Financials | 9.3% (Continued)
Hyundai Capital America, Inc. (b)	3.11%(a)	04/03/20	$875,000	$876,928
Hyundai Capital America, Inc. (b)	3.33(a)	09/18/20	2,275,000	2,288,889
Hyundai Capital America, Inc. (b)	2.75	09/18/20	975,000	958,754
IBM Credit LLC	1.63	09/06/19	1,300,000	1,283,544
Industrial And Commercial Bank of China Ltd. NY	3.23	11/13/19	1,600,000	1,595,499
Jackson National Life Global Funding (b)	1.88	10/15/18	775,000	773,675
Jackson National Life Global Funding (b)	2.20	01/30/20	1,250,000	1,232,855
Main Street Capital Corp.	4.50	12/01/22	4,945,000	4,880,660
Met Life Global Funding I (b)	1.35	09/14/18	250,000	249,466
Met Life Global Funding I (b)	1.75	12/19/18	875,000	871,999
New York Life Global Funding (b)	2.00	04/09/20	1,300,000	1,276,372
Prospect Capital Corp.	5.88	03/15/23	2,050,000	2,084,703
Protective Life Global Funding (b)	1.56	09/13/19	2,075,000	2,041,249
Reliance Standard Life Global Funding II (b)	2.50	01/15/20	5,550,000	5,491,614
Reliance Standard Life Global Funding II (b)	2.38	05/04/20	5,650,000	5,547,262
Total Financials				51,304,003
Health Care | 1.8%
Bayer US Finance II LLC (b)	3.50	06/25/21	1,325,000	1,327,535
Bayer US Finance II LLC (b)	2.97(a)	06/25/21	1,325,000	1,327,623
Bristol-Myers Squibb Co.	1.60	02/27/19	1,000,000	993,990
CVS Health Corp.	3.13	03/09/20	875,000	873,840
CVS Health Corp.	2.96(a)	03/09/20	1,250,000	1,254,817
CVS Health Corp.	3.35	03/09/21	1,300,000	1,298,479
Johnson & Johnson	1.88	12/05/19	775,000	767,746
Merck & Co., Inc.	1.85	02/10/20	475,000	467,890
Pfizer Inc.	2.20	12/15/21	1,250,000	1,216,194
UnitedHealth Group Inc.	1.90	07/16/18	250,000	249,955
Total Health Care				9,778,069
Industrials | 2.0%
BNSF Railway Co.	3.80	01/01/20	330,000	329,186
Burlington Northern & Santa Fe Railway Co.	4.58	01/15/21	185,490	187,489
Burlington Northern & Santa Fe Railway Co.	4.83	01/15/23	53,852	55,321
General Dynamics Corp.	2.88	05/11/20	3,075,000	3,077,284
General Electric Co.	2.50	03/28/20	6,930,000	6,837,887
Johnson Controls Inc. (b)	5.00	03/30/20	831,000	854,858
Total Industrials				11,342,025
Information Technology | 3.3%
Amazon.com, Inc. (b)	1.90	08/21/20	975,000	954,918
Apple Inc.	1.70	02/22/19	1,250,000	1,244,322
Apple Inc.	2.10	05/06/19	2,100,000	2,093,584
Apple Inc.	1.10	08/02/19	3,075,000	3,031,427
Apple Inc.	1.50	09/12/19	3,050,000	3,012,045
Apple Inc.	2.50	02/09/22	975,000	955,969
International Business Machines Corp.	2.50	01/27/22	700,000	683,880
Microsoft Corp.	1.63	12/06/18	675,000	673,203
Microsoft Corp.	1.10	08/08/19	3,100,000	3,051,896
Microsoft Corp.	2.00	11/03/20	950,000	934,265
Microsoft Corp.	2.40	02/06/22	1,675,000	1,640,306
Total Information Technology				18,275,815
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Corporate Bonds - Other | 34.3% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Materials | 0.5%
3M Co.	1.63%	09/19/21	$450,000	$430,507
PPG Industries, Inc.	2.30	11/15/19	2,200,000	2,180,896
Total Materials				2,611,403
Utilities | 10.8%
Alabama Power Co.	5.13	02/15/19	700,000	710,210
Atlantic City Electric Co.	4.35	04/01/21	3,150,000	3,217,059
California Water Service Co.	5.88	05/01/19	1,725,000	1,765,375
Dominion Energy Inc.	2.58	07/01/20	325,000	320,154
Duke Energy Florida Project Finance, LLC	1.20	03/01/22	3,493,290	3,441,293
Duke Energy Florida, LLC	2.10	12/15/19	2,831,250	2,814,378
Empire District Electric Co.	4.65	06/01/20	5,225,000	5,357,301
Entergy Louisiana LLC	4.80	05/01/21	1,175,000	1,205,208
Laclede Gas Co.	2.00	08/15/18	2,200,000	2,198,331
Nevada Power Co.	2.75	04/15/20	1,300,000	1,298,216
Northern Natural Gas Co. (b)	4.25	06/01/21	475,000	483,760
Oncor Electric Delivery Co. LLC (b)	2.15	06/01/19	2,940,000	2,916,473
ONE Gas, Inc. (b)	2.07	02/01/19	2,475,000	2,466,341
PacifiCorp	5.65	07/15/18	1,025,000	1,026,071
Public Service Co. of New Hampshire	4.50	12/01/19	2,575,000	2,625,167
SanDiego Gas & Electric Co.	1.91	02/01/22	2,212,585	2,158,826
Southern California Edison Co.	5.50	08/15/18	2,200,000	2,207,238
Southern California Edison Co.	1.85	02/01/22	4,680,000	4,564,293
Southern Natural Gas Company, LLC	4.40	06/15/21	1,100,000	1,123,611
Southwest Gas Corp.	4.45	12/01/20	825,000	836,637
Spire Inc.	2.55	08/15/19	830,000	821,513
Toledo Edison Co.	7.25	05/01/20	250,000	266,764
Union Electric Co.	5.10	08/01/18	975,000	976,930
Union Electric Co.	5.10	10/01/19	4,150,000	4,255,410
WEC Energy Group Inc.	3.38	06/15/21	825,000	827,283
Westar Energy Inc.	5.10	07/15/20	1,275,000	1,320,352
Western Massachusetts Electric Co.	3.50	09/15/21	250,000	250,742
WGL Holdings Inc.	2.25	11/01/19	2,125,000	2,096,832
WGL Holdings Inc.	2.72(a)	11/29/19	1,875,000	1,876,100
WGL Holdings Inc.	2.88(a)	03/12/20	3,500,000	3,505,607
Wisconsin Power and Light Co.	5.00	07/15/19	560,000	573,512
Total Utilities				59,506,987
Total Corporate Bonds - Other
(Cost $190,237,694)				188,993,610

Asset-Backed Securities | 22.3% of portfolio

ACC Trust 18-1 (b)	3.70	12/21/20	1,014,458	1,014,765
Access Group Inc. 01	2.69(a)	05/25/29	558,993	552,410
Access Group Inc. 05-B	2.12(a)	07/25/35	1,308,696	1,292,075
Ally Master Owner Trust 15-2	1.83	01/15/21	725,000	721,919
Ally Master Owner Trust 17-3	2.50(a)	06/15/22	750,000	752,183
Ally Master Owner Trust 17-3	2.04	06/15/22	900,000	882,370
American Credit Acceptance Receivables Trust 18-1 (b)	2.72	03/10/21	3,546,154	3,544,436
Avant Loans Funding Trust 17-B (b)	2.29	06/15/20	451,722	451,296
Avant Loans Funding Trust 18-A (b)	3.09	06/15/21	1,900,000	1,899,777
Axis Equipment Finance Receivables LLC 16-A (b)	2.21	11/20/21	565,423	562,062
California Republic Auto Receivable Trust 15-3	2.13	05/17/21	1,762,451	1,756,173
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75	07/10/22	1,020,833	1,019,719

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Asset-Backed Securities | 22.3% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
College Loan Corp Trust 07-2	2.61%(a)	01/25/24	$19,395,000	$19,171,649
Consumer Loan Underlying Bond 17-NP2 (b)	2.55	01/16/24	449,689	449,179
Consumer Loan Underlying Bond 17-P1 (b)	2.42	09/15/23	1,033,223	1,030,739
Consumer Loan Underlying Bond 17-P2 (b)	2.61	01/15/24	1,144,304	1,139,978
Consumer Loan Underlying Bond 18-NP1 (b)	2.99	05/15/24	487,471	487,355
CPS Auto Trust 17-A (b)	1.68	08/17/20	254,186	253,516
Credit Acceptance Auto Loan Trust 17-1 (b)	2.56	10/15/25	1,100,000	1,093,840
Credit Acceptance Auto Loan Trust 17-2 (b)	2.55	02/17/26	1,525,000	1,508,548
Credit Acceptance Auto Loan Trust 17-3 (b)	2.65	06/15/26	1,025,000	1,012,620
Credit Acceptance Auto Loan Trust 18-1 (b)	3.01	02/16/27	1,525,000	1,510,370
Credit Acceptance Auto Loan Trust 18-2 (b)	3.47	05/17/27	2,200,000	2,204,820
Credit Suisse ABS Trust 18-LD1 (b)	3.42	07/25/24	1,950,000	1,950,156
Edlinc Student Loan Funding Trust 12-A (b)	4.54(a)	10/01/25	1,645,487	1,668,246
Education Loan Asset Backed Trust 13-1 (b)	2.96(a)	11/25/33	6,195,464	6,012,830
Element Rail Leasing I LLC 14-1 (b)	2.30	04/19/44	1,477,859	1,468,847
Element Rail Leasing I LLC 15-1 (b)	2.71	02/19/45	586,758	579,050
Element Rail Leasing I LLC 16-1 (b)	3.97	03/19/46	345,935	348,927
Entergy New Orleans Storm Recovery Fund 15-1	2.67	06/01/27	722,835	706,543
Exeter Automobile Receivables Trust 16-3 (b)	1.84	11/16/20	192,610	192,234
Exeter Automobile Receivables Trust 17-1 (b)	1.96	03/15/21	291,097	290,434
Exeter Automobile Receivables Trust 17-2 (b)	2.11	06/15/21	586,137	584,618
Exeter Automobile Receivables Trust 17-3 (b)	2.05	12/15/21	524,416	521,579
Flagship Credit Auto Trust 15-3 (b)	2.38	10/15/20	159,920	159,723
Flagship Credit Auto Trust 17-1 (b)	1.93	12/15/21	597,451	595,400
Ford Credit Floorplan Master Owner Trust 16-1	1.76	02/15/21	1,250,000	1,243,386
Ford Credit Floorplan Master Owner Trust 16-1	2.97(a)	02/15/21	1,250,000	1,256,106
Foursight Capital Automobile Receivables Trust 16-1 (b)	2.87	10/15/21	389,905	389,317
Foursight Capital Automobile Receivables Trust 17-1 (b)	2.37	04/15/22	498,093	495,254
Foursight Capital Automobile Receivables Trust 18-1 (b)	2.85	08/16/21	1,300,000	1,297,651
Freedom Financial 18-1 (b)	3.61	07/18/24	2,950,000	2,949,752
FRS I LLC 13-1 (b)	1.80	04/15/43	409,741	407,062
GLS Auto Receivables Trust 17-1 (b)	2.67	04/15/21	1,103,917	1,101,082
GLS Auto Receivables Trust 18-1 (b)	2.82	07/15/22	2,531,960	2,517,364
Gracie Point International Premium Financing 18-A (b)	3.61(a)	03/01/20	5,160,000	5,159,794
Gracie Point Premium Financing 17-A (b)	3.51(a)	03/01/19	7,665,089	7,663,862
KeyCorp Student Loan Trust 00-A	2.26(a)	05/25/29	296,218	295,091
KeyCorp Student Loan Trust 00-B	2.06(a)	07/25/29	452,310	448,709
KeyCorp Student Loan Trust 04-A	2.19(a)	01/27/43	463,797	425,083
KeyCorp Student Loan Trust 05-A	2.69(a)	09/27/40	374,094	342,097
KeyCorp Student Loan Trust 06-A	2.60(a)	09/27/35	1,106,724	1,106,901
Longtrain Leasing III LLC 2015-1 (b)	2.98	01/15/45	518,964	511,416
Marlette Funding Trust 18-2 (b)	3.06	07/17/28	2,275,000	2,276,137
Navistar Financial Dealer Note Master Trust 16-1 (b)	3.44(a)	09/27/21	1,900,000	1,904,698
Nelnet Private Education Loan Trust 16-A (b)	3.60	12/26/40	1,784,692	1,723,466
NP SPE II LLC 17-1 (b)	3.37	10/21/47	524,452	512,911
One Main Direct Auto Receivables Trust 16-1 (b)	2.04	01/15/21	1,355	1,355
One Main Financial Issuance Trust 15-2 (b)	2.57	07/18/25	115,460	115,432
Oscar US Funding Trust 16-2 (b)	2.31	11/15/19	170,630	170,340
Oscar US Funding Trust 17-2 (b)	2.45	12/10/21	730,000	721,458
Oscar US Funding Trust 18-1 (b)	2.91	04/12/21	1,950,000	1,946,724
Prosper Marketplace Issuance Trust 17-1 (b)	2.56	06/15/23	198,929	198,931
Prosper Marketplace Issuance Trust 17-2 (b)	2.41	09/15/23	1,279,390	1,277,121
Sierra Auto Receivables Securities Trust 16-1 (b)	2.85	01/18/22	112,272	112,253
SLC Student Loan Trust 05-1	2.04(a)	02/15/45	1,052,797	991,898
SLC Student Loan Trust 06-A	2.02(a)	07/15/36	2,576,906	2,572,215
SLC Student Loan Trust 06-A	2.17(a)	07/15/36	6,250,000	6,011,515
SLM Student Loan Trust 03-11	2.77(a)	12/15/38	537,189	511,441
SLM Student Loan Trust 04-A	2.52(a)	06/15/33	2,089,397	2,068,568
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Asset-Backed Securities | 22.3% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
SLM Student Loan Trust 04-B	2.45%(a)	03/15/24	$3,806,060	$3,795,965
SLM Student Loan Trust 05-A	2.32(a)	06/15/23	1,282,421	1,280,281
SLM Student Loan Trust 06-A	2.41(a)	06/15/39	1,376,375	1,348,780
Small Business Administration 02-20K	5.08	11/01/22	11,742	12,007
SoFi Consumer Loan Program Trust 17-1 (b)	3.28	01/26/26	800,435	799,785
SoFi Consumer Loan Program Trust 17-3 (b)	2.77	05/25/26	384,479	381,405
SoFi Consumer Loan Program Trust 17-4 (b)	2.50	05/26/26	817,613	807,299
ThunderRoad Motorcycle Trust 16-1 (b)	4.00	09/15/22	387,093	387,518
United Auto Credit Securitization Trust 17-1 (b)	1.89	05/10/19	66,483	66,470
Veros Autos Receivable Trust 17-1 (b)	2.84	04/17/23	402,362	400,718
World Financial Network Credit Card Master Note Trust 17-B	1.98	06/15/23	3,500,000	3,466,205
Total Asset-Backed Securities
(Cost $120,338,113)				122,863,209

Municipal Bonds | 17.5% of portfolio

Alaska | 0.1%
Alaska Student Loan Corp.	2.46(a)	08/25/31	575,458	575,619
Total Alaska				575,619
California | 0.5%
Adelanto California Public Utility Authority	3.25	07/01/21	750,000	748,170
Adelanto California Public Utility Authority	3.63	07/01/23	795,000	797,186
Desert Sands California Unified School District	2.28	06/01/19	375,000	373,695
Fresno County CA Pension Obligation	0.00(c)	08/15/22	650,000	553,995
University of California	2.85	05/15/20	540,000	540,708
Total California				3,013,754
Florida | 0.8%
Florida State Board of Administration Finance Corp.	2.16	07/01/19	4,375,000	4,347,919
Total Florida				4,347,919
Illinois | 0.9%
Illinois, State of Sales Tax Revenue	2.23	06/15/19	3,625,000	3,600,495
Village of Rosemont Illinois	2.77	12/01/18	1,375,000	1,374,491
Total Illinois				4,974,986
Indiana | 0.1%
Indiana Bond Bank	2.08	01/15/19	300,000	299,574
Total Indiana				299,574
Louisiana | 0.3%
New Orleans Louisiana	2.80	09/01/19	1,725,000	1,722,309
Total Louisiana				1,722,309
Mississippi | Less than 0.1%
Mississippi, State of	2.40	10/01/22	225,000	219,112
Total Mississippi				219,112

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Municipal Bonds | 17.5% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Missouri | Less than 0.1%
Missouri Higher Education Loan Authority	2.79%(a)	01/26/26	$205,973	$205,328
Total Missouri				205,328
New Jersey | 3.9%
New Jersey Economic Development Authority	0.00(c)	02/15/19	4,990,000	4,910,459
New Jersey Economic Development Authority	0.00(c)	02/15/20	12,575,000	11,936,693
New Jersey Economic Development Authority	0.00(c)	02/15/21	1,350,000	1,236,276
New Jersey Economic Development Authority	0.00(c)	02/15/22	1,005,000	885,425
New Jersey Economic Development Authority	0.00(c)	02/15/24	3,200,000	2,562,496
Total New Jersey				21,531,349
New York | 4.5%
New York City, NY Transitional Finance Authority	1.80	08/01/18	1,475,000	1,474,572
New York City, NY Transitional Finance Authority	1.85	05/01/19	2,025,000	2,015,462
New York City, NY Transitional Finance Authority	2.45	08/01/20	1,000,000	990,790
New York City, NY Transitional Finance Authority	2.75	11/01/20	2,695,000	2,685,487
New York City, NY Transitional Finance Authority	2.85	02/01/21	2,775,000	2,766,203
New York City, NY Transitional Finance Authority	2.15	02/01/21	2,100,000	2,057,118
New York State Urban Development Corp.	2.35	03/15/20	4,350,000	4,323,857
New York State Urban Development Corp.	2.38	03/15/21	4,375,000	4,325,562
New York State Urban Development Corp.	2.10	03/15/22	3,975,000	3,905,994
Utility Debt Securitization Authority, NY	2.04	06/15/21	263,000	262,077
Total New York				24,807,122
North Carolina | 0.3%
North Carolina Housing Finance Agency	4.00	01/01/30	885,000	894,930
North Carolina State Education Assistance Authority	2.76(a)	07/25/39	545,667	550,332
Total North Carolina				1,445,262
Oklahoma | 0.1%
Oklahoma Student Loan Authority	2.46(a)	02/25/32	423,079	418,125
Total Oklahoma				418,125
Pennsylvania | 2.9%
Lehigh County Authority PA	3.44	12/01/18	3,825,000	3,829,896
Pennsylvania Higher Education Assistance Agency (b)	2.51(a)	05/25/57	174,296	174,489
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/19	2,500,000	2,433,675
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/20	5,285,000	4,936,877
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/20	3,380,000	3,164,018
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/22	1,400,000	1,206,870
Total Pennsylvania				15,745,825
Puerto Rico | 1.5%
Puerto Rico Electric Power Authority	5.00	07/01/18	300,000	300,000
Puerto Rico Highway & Transportation Authority	6.00	07/01/18	420,000	420,000
Puerto Rico Highway & Transportation Authority	5.50	07/01/19	1,800,000	1,850,022
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Municipal Bonds | 17.5% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Puerto Rico | 1.5% (Continued)
Puerto Rico Highway & Transportation Authority	6.25%	07/01/21	$2,400,000	$2,555,376
Puerto Rico Sales Tax Financing Corp.	5.25	08/01/19	3,175,000	1,420,812
Puerto Rico Sales Tax Financing Corp.	4.38	08/01/20	905,000	404,988
Puerto Rico, Commonwealth of	5.50	07/01/18	340,000	340,000
Puerto Rico, Commonwealth of	5.25	07/01/18	390,000	390,000
Puerto Rico, Commonwealth of	5.25	07/01/18	325,000	325,000
Puerto Rico, Commonwealth of	5.50	07/01/19	250,000	256,948
Total Puerto Rico				8,263,146
Vermont | 0.1%
Vermont Student Assistance Corp.	2.67(a)	07/28/34	707,051	709,497
Total Vermont				709,497
Washington | 0.2%
Energy Northwest,WA	2.15	07/01/18	850,000	850,000
Total Washington				850,000
Wisconsin | 1.3%
Wisconsin, Public Finance Authority	2.50	09/01/18	2,250,000	2,248,335
Wisconsin, Public Finance Authority	2.63	11/01/19	2,375,000	2,339,327
Wisconsin, Public Finance Authority	2.82	03/01/20	910,000	904,267
Wisconsin, Public Finance Authority	2.75	06/01/20	1,575,000	1,544,351
Total Wisconsin				7,036,280
Total Municipal Bonds
(Cost $98,328,359)				96,165,207

Yankee Bonds | 11.4% of portfolio

ABN AMRO Bank N.V. (b)	2.10	01/18/19	650,000	647,634
ABN AMRO Bank N.V. (b)	3.00(a)	01/18/19	900,000	902,421
African Development Bank	8.80	09/01/19	1,960,000	2,086,150
Alibaba Group Holding Ltd.	2.50	11/28/19	1,275,000	1,266,454
BAT Capital Corp. (b)	2.30	08/14/20	875,000	856,093
BAT Capital Corp. (b)	2.95(a)	08/14/20	2,175,000	2,182,250
Bayerische Landesbank	1.38	08/09/19	4,400,000	4,329,142
CNOOC Nexen Finance (2015) Australia Pty Ltd.	2.63	05/05/20	425,000	419,481
Daimler Finance North America LLC (b)	3.10	05/04/20	650,000	648,659
Daimler Finance North America LLC (b)	2.75(a)	05/04/20	450,000	449,842
Daimler Finance North America LLC (b)	2.30	02/12/21	1,650,000	1,602,640
Daimler Finance North America LLC (b)	2.79(a)	02/12/21	1,650,000	1,650,219
Daimler Finance North America LLC (b)	3.35	05/04/21	875,000	871,297
Daimler Finance North America LLC (b)	2.91(a)	05/04/21	425,000	426,068
Deutsche Bank AG	2.85	05/10/19	1,250,000	1,239,034
Deutsche Bank AG	4.26(a)	05/10/19	750,000	753,555
Hydro-Quebec	6.27	01/03/26	80,000	93,323
Landesbank Baden-Wuerttemberg	2.13	01/31/20	3,000,000	2,962,005
Landesbank Baden-Wuerttemberg	7.63	02/01/23	1,175,000	1,385,920
Mizuho Bank Ltd. (b)	2.15	10/20/18	325,000	324,438
Mizuho Bank Ltd. (b)	2.65	09/25/19	250,000	248,686
Petróleos Mexicanos S.A. de C.V. (b)	5.98(a)	03/11/22	160,000	170,800
Reckitt Benckiser Treasury Services plc. (b)	2.13	09/21/18	975,000	974,073
Santander UK plc	2.50	03/14/19	250,000	249,499
Santander UK plc	3.82(a)	03/14/19	250,000	252,054

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Yankee Bonds | 11.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Shell International Finance BV	1.90%	08/10/18	$3,175,000	$3,173,394
Shell International Finance BV	1.63	11/10/18	2,125,000	2,117,793
Shell International Finance BV	1.38	09/12/19	3,000,000	2,951,401
Shell International Finance BV	2.68(a)	09/12/19	3,000,000	3,010,693
Shell International Finance BV	2.13	05/11/20	665,000	657,004
Sinopec Group Overseas Development (2015) Ltd. (b)	2.50	04/28/20	1,075,000	1,059,209
Sinopec Group Overseas Development (2016) Ltd. (b)	1.75	09/29/19	2,200,000	2,159,278
Sinopec Group Overseas Development (2017) Ltd. (b)	2.38	04/12/20	2,175,000	2,139,169
Standard Chartered Bank plc. (b)	2.10	08/19/19	700,000	690,492
Standard Chartered Bank plc. (b)	3.46(a)	08/19/19	450,000	454,052
Sumitomo Mitsui Banking Corp.	1.76	10/19/18	2,225,000	2,219,694
Sumitomo Mitsui Banking Corp.	1.97	01/11/19	1,350,000	1,344,333
Sumitomo Mitsui Banking Corp.	2.09	10/18/19	1,300,000	1,283,628
Sumitomo Mitsui Banking Corp.	2.51	01/17/20	1,300,000	1,286,243
Sumitomo Mitsui Banking Corp.	2.70(a)	01/17/20	875,000	874,982
Syngenta Finance N.V. (b)	3.70	04/24/20	1,300,000	1,295,233
Syngenta Finance N.V. (b)	3.93	04/23/21	425,000	423,892
Toronto Dominion Bank	1.45	09/06/18	4,400,000	4,391,867
TransCanada PipeLines Ltd.	7.13	01/15/19	2,045,000	2,092,317
Volkswagen International Finance N.V. (b)	2.13	11/20/18	2,300,000	2,294,498
Total Yankee Bonds
(Cost $63,231,672)				62,910,909

U.S. Government & Agency Obligations | 10.7% of portfolio

Overseas Private Investment Corp.	1.30	06/15/19	171,429	169,848
Overseas Private Investment Corp.	2.52	09/15/22	1,630,682	1,611,559
Private Export Funding Corp. (b)	2.10	12/19/19	875,000	867,774
Private Export Funding Corp. (b)	2.65	02/16/21	1,825,000	1,815,516
Tennessee Valley Authority	0.00(c)	06/15/21	595,000	545,964
U.S. Department of Housing & Urban Development	1.88	08/01/19	950,000	943,850
U.S. Department of Housing & Urban Development	6.07	08/01/21	10,000	10,032
U.S. Department of Housing & Urban Development	6.12	08/01/22	19,000	19,062
U.S. Treasury Note	1.63	04/30/19	1,975,000	1,963,891
U.S. Treasury Note	1.38	09/30/19	2,175,000	2,146,878
U.S. Treasury Note	1.50	10/31/19	13,100,000	12,937,273
U.S. Treasury Note	1.25	01/31/20	2,175,000	2,133,284
U.S. Treasury Note	2.25	03/31/20	2,175,000	2,165,060
U.S. Treasury Note	1.50	06/15/20	4,800,000	4,705,500
U.S. Treasury Note	1.63	10/15/20	12,225,000	11,966,651
U.S. Treasury Note	1.38	10/31/20	2,175,000	2,115,612
U.S. Treasury Note	2.00	01/15/21	7,850,000	7,734,397
U.S. Treasury Note	2.38	04/15/21	4,800,000	4,768,875
Total U.S. Government & Agency Obligations
(Cost $59,179,976)				58,621,026

Mortgage-Backed Securities | 1.1% of portfolio

ACE Securities Corp. 06-ASL1	2.24(a)	02/25/36	234,673	128,288
Adjustable Rate Mortgage Trust 05-10	3.82(a)	01/25/36	44,729	41,771
American Business Financial Services 02-1	7.01	12/15/32	46,929	31,994
American Home Mortgage Investment Trust 05-01	4.50(a)	06/25/45	7,020	7,018
American Home Mortgage Investment Trust 05-03	5.47	09/25/35	5,355	5,322
Amresco Residential Securities 98-1	7.03(a)	10/25/27	32,888	35,749
Banc of America Alternative Loan Trust Inc. 07-2	5.75	06/25/37	61,992	56,499
Banc of America Funding Corp. 04-A	3.60(a)	09/20/34	5,113	5,228
Banc of America Funding Corp. 05-G	3.31(a)	10/20/35	134,377	134,130
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Mortgage-Backed Securities | 1.1% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Banc of America Funding Corp. 07-5	6.50%	07/25/37	$20,440	$17,823
Banc of America Mortgage Securities Inc. 02-J	4.26(a)	09/25/32	2,491	2,441
Bayview Financial Acquisition Trust 06-D	5.93	12/28/36	1,784,571	1,804,111
Bear Stearns Adjustable Rate Mortgage Trust 04-10	3.60(a)	01/25/35	134,182	135,329
Bear Stearns Adjustable Rate Mortgage Trust 05-12	4.00(a)	02/25/36	18,305	17,116
Bear Stearns ALT-A Trust 04-11	4.07(a)	11/25/34	8,344	8,218
Bear Stearns ALT-A Trust 05-4	3.78(a)	05/25/35	57,905	58,365
Bear Stearns ALT-A Trust 05-9	3.50(a)	11/25/35	30,960	25,370
Bear Stearns ALT-A Trust 06-6	3.67(a)	11/25/36	125,687	116,608
Bear Stearns Asset Backed Securities Trust 03-3	3.14(a)	06/25/43	33,147	32,774
Bear Stearns Asset Backed Securities Trust 04-HE5	3.97(a)	07/25/34	40,714	40,527
Bear Stearns Structured Products Inc., 00-1 (b)	7.33(a)	08/28/33	100	97
CDC Mortgage Capital Trust 02-HE1	2.58(a)	01/25/33	203,159	200,098
Chase Mortgage Finance Corp. 05-A1	3.48(a)	12/25/35	4,888	4,707
Chaseflex Trust 05-2	6.00	06/25/35	74,567	71,677
CITICORP Mortgage Securities, Inc. 07-1	5.50	01/25/22	117	117
CITICORP Mortgage Securities, Inc. 07-1	5.45(d)	03/25/37	82,138	84,308
Cityscape Home Equity Loan Trust 96-2	8.10	08/25/26	44,514	44,360
Conseco Finance Securitizations Corp. 01-2	7.10	02/01/33	96,221	100,105
Contimortgage Home Equity Loan Trust 95-2	8.10	08/15/25	21,286	13,872
Countrywide Alternative Loan Trust 04-24CB	6.00	11/25/34	30,825	31,084
Countrywide Alternative Loan Trust 05-43	3.31(a)	10/25/35	18,701	16,450
Countrywide Asset Backed Certificate 02-S2 (e)	5.98	01/25/17	1,688	1,687
Countrywide Asset Backed Certificate 02-S4 (e)	4.59(a)	10/25/17	8,060	8,076
Countrywide Asset Backed Certificate 04-S1	5.12	02/25/35	14,742	14,838
Countrywide Asset Backed Certificate 06-S7	5.71(a)	11/25/35	5,978	5,955
Countrywide Asset Backed Certificate 07-S1	5.69	11/25/36	7,430	7,563
Countrywide Home Loans 03-49	3.54(a)	12/19/33	13,590	13,827
Countrywide Home Loans 05-HYB8	3.42(a)	12/20/35	58,755	56,631
Countrywide Home Loans 06-HYB5	3.47(a)	09/20/36	36,274	31,296
Credit Suisse First Boston Mortgage 03-21	4.75	08/25/18	56	56
Credit Suisse First Boston Mortgage 03-AR24	3.91(a)	10/25/33	98,020	97,842
Credit Suisse First Boston Mortgage 04-AR3	3.72(a)	04/25/34	28,790	29,389
Credit Suisse First Boston Mortgage 05-10	5.25	11/25/20	26,422	24,965
Encore Credit Receivables Trust 05-3	2.69(a)	10/25/35	123,684	123,855
FHLMC 780754	3.32(a)	08/01/33	1,229	1,294
First Alliance Mortgage Loan Trust 94-1	5.85	04/25/25	4,002	3,995
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	3.42(a)	09/25/34	10,963	10,873
FNMA 813842	3.15(a)	01/01/35	6,163	6,355
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75	10/25/36	19,097	19,309
GMAC Mortgage Corp. Loan Trust 07-HE1	6.48(a)	08/25/37	817,559	825,708
GNMA 2003-11	4.00	10/17/29	57,254	58,492
GNMA 2003-26	2.54(a)	04/16/33	5,638	5,666
GNMA 2004-17	4.50	12/20/33	9,794	10,100
Green Tree Financial Corp. 98-5	6.22	03/01/30	44,288	46,725
GS Mortgage Loan Trust 03-10	3.44(a)	10/25/33	73,619	72,441
GS Mortgage Loan Trust 05-8F	5.50	10/25/20	7,818	7,812
GS Mortgage Loan Trust 05-AR6	3.98(a)	09/25/35	20,399	20,499
IMPAC Secured Assets Corp. 03-3	5.20(a)	08/25/33	65,192	66,642
Indymac Indx Mortgage Loan Trust 05-AR15	3.50(a)	09/25/35	21,080	19,736
JP Morgan Mortgage Trust 05-A2	3.47(a)	04/25/35	119,607	118,966
Lehman ABS Manufactured Housing Contract 01-B	4.35	04/15/40	9,336	9,390
Master Adjustable Rate Mortgages Trust 04-13	3.81(a)	04/21/34	9,332	9,576
Master Adjustable Rate Mortgages Trust 05-1	3.62(a)	01/25/35	7,417	7,347
Master Alternative Loans Trust 03-5	6.00	08/25/33	24,822	25,118
Master Asset Backed Securities Trust 07-NCW (b)	2.26(a)	05/25/37	289,959	271,531
Master Asset Securitization Trust 07-1	6.00	10/25/22	8,648	8,557
Merrill Lynch Mortgage Investors Trust 03-A2	3.77(a)	02/25/33	14,361	14,122

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Mortgage-Backed Securities | 1.1% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Morgan Stanley Mortgage Loan Trust 05-5AR	3.67%(a)	09/25/35	$19,896	$17,363
Nomura Asset Acceptance Corporation 07-1	5.96	03/25/47	128,546	129,666
Option One Mortgage Loan Trust 07-FXD2	5.90	03/25/37	10,084	9,482
Prime Mortgage Trust 05-2	5.00	07/25/20	4,125	4,139
Residential Asset Securitization Trust 04-A3	5.25	06/25/34	5,711	5,735
Residential Asset Securitization Trust 05-A14	5.50	12/25/35	99,265	84,664
Residential Funding Mortgage Securities I 03-S15	4.50	08/25/18	129	129
Residential Funding Mortgage Securities I 05-SA2	3.94(a)	06/25/35	17,242	14,291
Ryland Acceptance Corp. 64 E (e)	3.50(a)	04/01/18	5,326	0
Salomon Brothers Mortgage Securities 97-LB6	6.82	12/25/27	5	5
Structured Adjustable Rate Mortgage Loan Trust 04-11	3.79(a)	08/25/34	19,544	19,133
Structured Adjustable Rate Mortgage Loan Trust 04-4	3.80(a)	04/25/34	142,098	145,785
Structured Adjustable Rate Mortgage Loan Trust 06-1	3.55(a)	02/25/36	10,747	10,875
Structured Adjustable Rate Mortgage Loan Trust 06-4	3.75(a)	05/25/36	46,303	43,443
Structured Asset Mortgage Investments 04-AR5	3.34(a)	10/19/34	19,548	19,217
Structured Asset Securities Corp. 03-37A	4.15(a)	12/25/33	80,135	79,601
Structured Asset Securities Corp. 98-RF1 (b)	5.12(a)	04/15/27	13,810	13,766
Washington Mutual Mortgage Securities Corp. 04-AR14	3.48(a)	01/25/35	41,794	42,747
Washington Mutual Mortgage Securities Corp. 04-AR3	3.95(a)	06/25/34	23,687	24,155
Wells Fargo Mortgage Backed Securities Trust 04-B	3.77(a)	02/25/34	7,336	7,388
Wells Fargo Mortgage Backed Securities Trust 04-E	4.35(a)	05/25/34	9,838	10,044
Wells Fargo Mortgage Backed Securities Trust 04-EE	4.16(a)	12/25/34	7,904	8,209
Wells Fargo Mortgage Backed Securities Trust 04-F	4.19(a)	06/25/34	23,409	23,431
Wells Fargo Mortgage Backed Securities Trust 04-I	3.75(a)	07/25/34	1,898	1,943
Wells Fargo Mortgage Backed Securities Trust 04-K	4.49(a)	07/25/34	28,889	29,442
Wells Fargo Mortgage Backed Securities Trust 04-K	4.40(a)	07/25/34	12,535	13,111
Wells Fargo Mortgage Backed Securities Trust 04-K	4.40(a)	07/25/34	13,945	14,327
Wells Fargo Mortgage Backed Securities Trust 04-R	3.60(a)	09/25/34	14,321	14,802
Wells Fargo Mortgage Backed Securities Trust 05-AR14	3.66(a)	08/25/35	7,526	7,636
Wells Fargo Mortgage Backed Securities Trust 05-AR15	3.61(a)	09/25/35	60,588	60,457
Wells Fargo Mortgage Backed Securities Trust 05-AR16	3.65(a)	10/25/35	16,757	16,397
Wells Fargo Mortgage Backed Securities Trust 06-AR19	3.71(a)	12/25/36	9,965	9,287
Total Mortgage-Backed Securities
(Cost $6,036,361)				6,208,460

Corporate Bond Guaranteed by Export-Import Bank of the United States | 0.1% of portfolio

Energy | 0.1%
Petroleos Mexicanos	2.46	12/15/25	329,250	321,645
Total Energy				321,645
Total Corporate Bond Guaranteed by Export-Import Bank of the United States
(Cost $325,267)				321,645

Certificates of Deposit | 0.3% of portfolio

American Express Bank FSB	1.65	07/09/18	250,000	249,973
Capital One Bank USA NA	1.65	07/09/18	250,000	249,973
Capital One NA	1.60	07/16/18	250,000	249,954
Comenity Capital Bank	1.75	08/10/18	250,000	249,940
Discover Bank	1.65	07/09/18	250,000	249,984
Goldman Sachs Bank USA	1.65	07/16/18	250,000	249,954
World’s Foremost Bank	1.70	07/16/18	200,000	199,964
Total Certificates of Deposit
(Cost $1,700,000)				1,699,742

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Commercial Paper | 2.3% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Kansas City Power and Light Co. (b)	2.25%	07/02/18	$12,598,000	$12,595,659
Total Commercial Paper
(Cost $12,597,213)				12,595,659

Money Market Fund | less than 0.1% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.82(f)	935	935
Total Money Market Fund
(Cost $935)			935
Total Investments in Securities
(Cost $551,975,590) | 100.0%			$550,380,402
(a)	Variable coupon rate as of June 30, 2018.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $148,444,986 and represents 27.0% of total investments.
(c)	Zero coupon rate, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(e)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.
(f)	7-day yield at June 30, 2018.
AMBAC - American Municipal Bond Assurance Corporation
LLC - Limited Liability Company
NA - National Association
ABS - Asset-Backed Security
N.V. - Naamloze Vennootschap
AG - Aktiengesellschaft
S.A. de C.V. - Sociedad Anonima de Capital Variable
BV - Besloten Vennootschap
FHLMC - Federal Home Loan Mortgage Corporation

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Stock Index Fund  |  June 30, 2018  |  (Unaudited)

	Cost	Value
Investment in S&P 500 Index Master Portfolio	$49,469,550	$147,202,317
Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2018, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 0.92%. See the Portfolio of Investments for the S&P 500 Index Master Portfolio for holdings information.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Value Fund  |  June 30, 2018  |  (Unaudited)

Common Stocks | 98.7% of portfolio
	Shares	Value
Consumer Discretionary | 3.3%
Auto Components
Adient PLC	100,743	$4,955,548
Distributors
Genuine Parts Co.	240,400	22,066,316
LKQ Corp. (a)	223,482	7,129,076
Total Consumer Discretionary		34,150,940
Energy | 11.3%
Energy Equipment & Services
Helmerich & Payne, Inc.	110,000	7,013,600
Oil, Gas & Consumable Fuels
Chevron Corp.	295,000	37,296,850
ConocoPhillips	452,400	31,496,088
Marathon Oil Corp.	663,100	13,832,266
Royal Dutch Shell PLC ADR	353,000	25,645,450
Total Energy		115,284,254
Financials | 16.1%
Banks
Bank of America Corp.	750,200	21,148,138
Citigroup, Inc.	296,000	19,808,320
JPMorgan Chase & Co.	417,600	43,513,920
Wells Fargo & Co.	221,000	12,252,240
Insurance
Allstate Corp.	369,000	33,678,630
American International Group, Inc.	423,298	22,443,260
Chubb Ltd.	85,469	10,856,272
Total Financials		163,700,780
Health Care | 17.4%
Health Care Equipment & Supplies
Abbott Laboratories	399,000	24,335,010
Medtronic PLC	198,465	16,990,589
Life Sciences Tools & Services
Mettler-Toledo International, Inc. (a)	45,000	26,038,350
Pharmaceuticals
Bristol-Myers Squibb Co.	719,700	39,828,198
Merck & Co., Inc.	456,000	27,679,200
Pfizer, Inc.	1,107,000	40,161,960
Roche Holding AG ADR	90,000	2,486,700
Total Health Care		177,520,007
Industrials | 12.7%
Airlines
Southwest Airlines Co.	844,100	42,947,808
Building Products
Johnson Controls International PLC	157,431	5,266,067
Industrial Conglomerates
Honeywell International, Inc.	231,100	33,289,955
Common Stocks | 98.7% of portfolio (Continued)
	Shares	Value
Industrials | 12.7% (Continued)
Machinery
Parker-Hannifin Corp.	246,400	$38,401,440
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	130,500	9,154,575
Total Industrials		129,059,845
Information Technology | 25.7%
Communications Equipment
Cisco Systems, Inc.	1,143,500	49,204,805
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	23,672,271
Internet Software & Services
Alphabet, Inc., Class C (a)	34,000	37,932,100
IT Services
Leidos Holdings Inc.	250,750	14,794,250
Visa Inc., Class A	356,000	47,152,200
Semiconductors & Semiconductor Equipment
Intel Corp.	953,000	47,373,630
Software
Microsoft Corp.	427,000	42,106,470
Total Information Technology		262,235,726
Materials | 11.1%
Chemicals
DowDuPont, Inc.	711,900	46,928,448
Containers & Packaging
Avery Dennison Corp.	470,000	47,987,000
Bemis Co., Inc.	433,600	18,302,256
Total Materials		113,217,704
Telecommunication Services | 1.1%
Diversified Telecommunication Services
Verizon Communications, Inc.	232,000	11,671,920
Total Telecommunication Services		11,671,920
Total Common Stocks
(Cost $521,797,385)		1,006,841,176

Commercial Paper | 1.3% of portfolio
	Face Amount
Kansas City Power and Light Co., 2.25%, 07/02/18 (b)	$12,878,000	12,875,607
Total Commercial Paper
(Cost $12,877,195)		12,875,607

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Value Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Money Market Fund | less than 0.1% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.82% (c)	718	$718
Total Money Market Fund
(Cost $718)		718
Total Investments in Securities
(Cost $534,675,298) | 100.0%		$1,019,717,501
(a)	Non-income producing.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $12,875,607 and represents 1.3% of total investments.
(c)	7-day yield at June 30, 2018.
PLC - Public Limited Company
ADR - American Depositary Deposit
AG - Aktiengesellschaft
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Growth Fund  |  June 30, 2018  |  (Unaudited)

Common Stocks | 98.2% of portfolio
	Shares	Value
Consumer Discretionary | 23.1%
Auto Components
Aptiv PLC	13,900	$1,273,657
Automobiles
Tesla Inc. (a)	8,042	2,758,004
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.	29,845	2,362,530
Las Vegas Sands Corp.	17,300	1,321,028
Restaurant Brands International Inc.	23,800	1,435,140
Internet & Direct Marketing Retail
Amazon.com, Inc. (a)	10,459	17,778,208
Booking Holdings, Inc. (a)	5,017	10,169,911
Netflix, Inc. (a)	7,797	3,051,980
Multiline Retail
Dollar General Corp.	33,300	3,283,380
Specialty Retail
Ross Stores, Inc.	29,700	2,517,075
Textiles, Apparel & Luxury Goods
NIKE, Inc., Class B	24,500	1,952,160
Total Consumer Discretionary		47,903,073
Consumer Staples | 1.1%
Tobacco
Philip Morris International Inc.	29,502	2,381,991
Total Consumer Staples		2,381,991
Financials | 4.5%
Capital Markets
Charles Schwab Corp.	68,310	3,490,641
Intercontinental Exchange, Inc.	33,400	2,456,570
Morgan Stanley	39,155	1,855,947
TD Ameritrade Holding Corp.	29,650	1,623,930
Total Financials		9,427,088
Health Care | 18.6%
Biotechnology
Alexion Pharmaceuticals, Inc. (a)	13,170	1,635,055
Incyte Corp. (a)	8,900	596,300
Vertex Pharmaceuticals, Inc. (a)	19,935	3,388,153
Health Care Equipment & Supplies
Becton, Dickinson & Co.	19,933	4,775,150
Danaher Corp.	3,073	303,244
Intuitive Surgical, Inc. (a)	9,179	4,391,968
Stryker Corp.	23,433	3,956,896
Health Care Providers & Services
Anthem, Inc.	10,166	2,419,813
Centene Corp. (a)	10,529	1,297,278
Cigna Corp.	27,076	4,601,566
HCA Healthcare, Inc.	24,795	2,543,967
Humana, Inc.	3,906	1,162,543
UnitedHealth Group, Inc.	24,300	5,961,762
Common Stocks | 98.2% of portfolio (Continued)
	Shares	Value
Health Care | 18.6% (Continued)
Pharmaceuticals
Merck & Co., Inc.	25,400	$1,541,780
Total Health Care		38,575,475
Industrials | 7.5%
Aerospace & Defense
Boeing Co.	28,757	9,648,261
Spirit AeroSystem Holdings, Inc., Class A	10,199	876,196
Airlines
American Airlines Group Inc.	37,149	1,410,176
Commercial Services & Supplies
Waste Connections, Inc.	20,650	1,554,532
Machinery
Fortive Corp.	12,700	979,297
Road & Rail
Kansas City Southern	11,158	1,182,302
Total Industrials		15,650,764
Information Technology | 41.1%
Internet Software & Services
Alibaba Group Holding Ltd. ADR (a)	27,700	5,139,181
Alphabet, Inc., Class C (a)	4,350	4,853,078
Alphabet, Inc., Class A (a)	7,750	8,751,222
Dropbox, Inc., Class A (a)	1,916	62,117
Facebook, Inc., Class A (a)	51,292	9,967,061
Shopify Inc., Class A (a)	4,689	684,078
Tencent Holdings Ltd. ADR	91,134	4,579,484
IT Services
Fidelity National Information Services, Inc.	6,573	696,935
Global Payments, Inc.	17,177	1,915,064
PayPal Holdings, Inc. (a)	38,500	3,205,895
Visa Inc., Class A	70,400	9,324,480
Semiconductors & Semiconductor Equipment
ASML Holding NV ADR	4,500	890,865
Broadcom, Inc.	4,700	1,140,408
Maxim Integrated Products, Inc.	19,481	1,142,755
Software
Activision Blizzard, Inc.	16,100	1,228,752
Electronic Arts, Inc. (a)	9,800	1,381,996
Intuit, Inc.	17,678	3,611,704
Microsoft Corp.	115,900	11,428,899
Red Hat, Inc. (a)	18,855	2,533,546
salesforce.com, Inc. (a)	32,200	4,392,080
ServiceNow, Inc. (a)	8,387	1,446,506
VMware, Inc., Class A (a)	15,749	2,314,631
Workday, Inc., Class A (a)	9,892	1,198,119

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Common Stocks | 98.2% of portfolio (Continued)
	Shares	Value
Information Technology | 41.1% (Continued)
Technology Hardware, Storage & Peripherals
Apple, Inc.	19,400	$3,591,134
Total Information Technology		85,479,990
Real Estate | 1.2%
Equity Real Estate Investment Trusts (REITs)
Crown Castle International Corp.	22,342	2,408,914
Total Real Estate		2,408,914
Utilities | 1.1%
Multi-Utilities
Sempra Energy	12,734	1,478,545
Water Utilities
American Water Works Co., Inc.	10,100	862,338
Total Utilities		2,340,883
Total Common Stocks
(Cost $135,206,747)		204,168,178

Money Market Fund | 1.8% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.82% (b)	3,682,166	$3,682,166
Total Money Market Fund
(Cost $3,682,166)		3,682,166
Total Investments in Securities
(Cost $138,888,913) | 100.0%		$207,850,344

(a)	Non-income producing.
(b)	7-day yield at June 30, 2018.
PLC - Public Limited Company
ADR - American Depositary Deposit
NV - Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Small-Company Stock Fund  |  June 30, 2018  |  (Unaudited)

Common Stocks | 97.2% of portfolio
	Shares	Value
Consumer Discretionary | 12.2%
Distributors
Core-Mark Holding Company, Inc.	739,592	$16,788,738
Hotels, Restaurants & Leisure
BJ’s Restaurants, Inc.	657,427	39,445,620
Cracker Barrel Old Country Store, Inc.	210,209	32,836,748
Textiles, Apparel & Luxury Goods
G-III Apparel Group, Ltd. (a)	585,252	25,985,189
Total Consumer Discretionary		115,056,295
Energy | 0.8%
Energy Equipment & Services
Select Energy Services, Inc., Class A-2 (a)(b)	517,657	7,521,556
Total Energy		7,521,556
Financials | 22.4%
Banks
FB Financial Corp.	161,577	6,579,415
Glacier Bancorp, Inc.	629,000	24,329,720
Metropolitan Bank Holding Corp. (a)	200,000	10,496,000
National Bankshares, Inc. (Virginia) (c)	415,717	19,289,269
State Bank Financial Corp.	1,181,700	39,468,780
Texas Capital Bancshares, Inc. (a)	126,917	11,612,906
Consumer Finance
Encore Capital Group, Inc. (a)	1,236,289	45,248,177
Insurance
Kinsale Capital Group, Inc.	656,980	36,041,923
National General Holdings Corp.	691,963	18,219,386
Total Financials		211,285,576
Health Care | 4.4%
Health Care Equipment & Supplies
STERIS PLC	342,112	35,925,181
Life Sciences Tools & Services
NanoString Technologies, Inc. (a)	395,418	5,409,318
Total Health Care		41,334,499
Industrials | 33.6%
Air Freight & Logistics
Radiant Logistics, Inc. (a)	903,100	3,531,121
Building Products
NCI Building Systems, Inc. (a)	1,181,831	24,818,451
Commercial Services & Supplies
Interface, Inc.	6,224	142,841
Construction & Engineering
Comfort Systems USA, Inc.	50,994	2,335,525
Dycom Industries, Inc. (a)	660,299	62,404,859
Orion Group Holdings, Inc. (a)(c)	1,803,594	14,897,686
Primoris Services Corp.	1,102,400	30,018,352
Common Stocks | 97.2% of portfolio (Continued)
	Shares	Value
Industrials | 33.6% (Continued)
Machinery
Manitowoc Co., Inc. (The) (a)	189,850	$4,909,521
NN, Inc.	1,348,200	25,480,980
Standex International Corp.	149,244	15,252,737
Welbilt, Inc. (a)	759,400	16,942,214
Road & Rail
Covenant Transportation Group, Inc., Class A (a)	605,200	19,063,800
Knight-Swift Transportation Holdings Inc.	707,732	27,042,440
Werner Enterprises, Inc.	804,181	30,196,996
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	574,374	40,292,336
Total Industrials		317,329,859
Information Technology | 14.7%
Electronic Equipment, Instruments & Components
Belden Inc.	337,585	20,633,195
Internet Software & Services
comScore, Inc. (a)	753,000	16,415,400
j2 Global, Inc	202,154	17,508,558
IT Services
Cass Information Systems, Inc.	246,195	16,943,140
Computer Services, Inc.	585,362	29,033,955
ManTech International Corp., Class A	325,082	17,437,399
Software
Descartes Systems Group Inc. (The) (a)	628,898	20,439,185
Total Information Technology		138,410,832
Materials | 9.1%
Chemicals
PolyOne Corp.	1,024,246	44,267,912
Construction Materials
Summit Materials, Inc., Class A (a)	1,140,829	29,946,761
Containers & Packaging
Myers Industries, Inc.	633,639	12,165,869
Total Materials		86,380,542
Total Common Stocks
(Cost $622,487,352)		917,319,159

Commercial Paper | 2.8% of portfolio
	Face Amount
Southwestern Public Service Co., 2.20%, 07/02/18	$26,552,000	26,547,066
Total Commercial Paper
(Cost $26,550,377)		26,547,066

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Small-Company Stock Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Money Market Fund | less than 0.1% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.82% (d)	473	$473
Total Money Market Fund
(Cost $473)		473
Total Investments in Securities
(Cost $649,038,202) | 100.0%		$943,866,698
(a)	Non-income producing.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $7,521,556 and represents 0.8% of total investments.
(c)	During the period ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate Persons	Shares Held at December 31, 2017	Shares Purchased	Shares Sold	Shares Held at June 30, 2018	Value at June 30, 2018	Income	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
National Bankshares, Inc. (Virginia)	415,717	—	—	415,717	$19,289,269	$241,116	$—	$394,932
Orion Group Holdings, Inc.	1,853,794	—	50,200	1,803,594	14,897,686	—	4,396	382,479
Total					$34,186,955	$241,116	$4,396	$777,411
(d)	7-day yield at June 30, 2018.
PLC - Public Limited Company
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
International Equity Fund  |  June 30, 2018  |  (Unaudited)

Common Stocks | 93.9% of portfolio
	Shares	Value
Australia | 1.3%
CSL Ltd.	6,775	$964,374
Total Australia		964,374
Britain | 9.1%
BBA Aviation PLC	139,400	625,373
HSBC Holdings PLC	120,906	1,129,788
Royal Dutch Shell PLC, Class B	77,239	2,766,161
Unilever PLC	27,707	1,530,547
WPP PLC	52,356	822,595
Total Britain		6,874,464
Canada | 2.1%
Canadian National Railway Co.	19,688	1,609,494
Total Canada		1,609,494
China | 1.2%
Baidu, Inc. ADR (a)	2,520	612,360
Weibo Corp. ADR (a)	3,632	322,376
Total China		934,736
Denmark | 1.0%
Novozymes A/S, Class B	15,400	778,905
Total Denmark		778,905
France | 11.0%
Air Liquide SA	14,306	1,793,188
Dassault Systèmes SE	20,290	2,839,456
L’Oréal SA	9,078	2,237,968
LVMH Moët Hennessy—Louis Vuitton SE	4,368	1,450,258
Total France		8,320,870
Germany | 17.6%
Allianz SE REG	13,034	2,685,716
Bayer AG REG	25,292	2,777,656
Bayerische Motoren Werke AG	12,386	1,119,600
Fresenius Medical Care AG & Co. KGaA	10,664	1,073,773
FUCHS PETROLUB SE	4,127	194,417
Infineon Technologies AG	48,300	1,226,883
Linde AG	6,001	1,425,711
SAP SE ADR	15,550	1,798,513
Symrise AG	12,336	1,079,084
Total Germany		13,381,353
Hong Kong | 4.7%
AIA Group Ltd.	405,400	3,531,606
Total Hong Kong		3,531,606
Common Stocks | 93.9% of portfolio (Continued)
	Shares	Value
India | 0.4%
HDFC Bank Ltd. ADR	1,990	$208,990
ICICI Bank Ltd. ADR	16,680	133,940
Total India		342,930
Israel | 2.7%
Check Point Software Technologies Ltd. (a)	21,300	2,080,584
Total Israel		2,080,584
Italy | 1.3%
Tenaris, SA ADR	26,300	957,057
Total Italy		957,057
Japan | 17.1%
Daito Trust Construction Co., Ltd.	4,100	666,962
FANUC Corp.	11,100	2,200,150
JGC Corp.	45,900	923,278
Keyence Corp.	3,800	2,143,254
Kubota Corp.	57,900	908,737
M3, Inc.	58,700	2,334,394
MonotaRO Co., Ltd.	24,400	1,077,886
Park24 Co., Ltd.	31,200	848,500
Sysmex Corp.	19,900	1,854,174
Total Japan		12,957,335
Mexico | 0.5%
Grupo Financiero Banorte SAB de CV	61,000	358,685
Total Mexico		358,685
Republic of South Korea | 0.3%
Samsung Electronics Co., Ltd. GDR	228	236,473
Total Republic of South Korea		236,473
Singapore | 2.9%
DBS Group Holdings Ltd.	111,600	2,170,287
Total Singapore		2,170,287
South Africa | 1.5%
Aspen Pharmacare Holdings Ltd.	11,000	206,535
Naspers Ltd., Class N	3,040	766,517
Sasol Ltd.	4,100	149,104
Total South Africa		1,122,156
Spain | 2.8%
Banco Bilboa Vizcaya Argentaria SA	244,963	1,727,617

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Equity Fund  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Common Stocks | 93.9% of portfolio (Continued)
	Shares	Value
Spain | 2.8% (Continued)
Grifols, SA	12,266	$367,647
Total Spain		2,095,264
Sweden | 3.9%
Alfa Laval AB	37,900	894,738
Atlas Copco AB, Class A	32,467	940,261
Epiroc AB, Class A (a)	32,467	340,701
Skandinaviska Enskilda Banken AB, Class A	85,289	807,207
Total Sweden		2,982,907
Switzerland | 9.6%
Lonza Group AG REG	3,961	1,046,680
Nestlé SA ADR	32,220	2,497,076
Roche Holding AG REG	7,392	1,639,974
Sonova Holding AG REG	5,909	1,057,023
Temenos Group AG REG	7,123	1,071,203
Total Switzerland		7,311,956
Taiwan | 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	20,200	738,512
Total Taiwan		738,512
United States of America | 1.9%
Schlumberger Ltd.	21,353	1,431,292
Total United States of America		1,431,292
Total Common Stocks
(Cost $55,708,339)		71,181,240

Preferred Stocks | 2.3% of portfolio
	Shares	Value
Brazil | 0.4%
Itaú Unibanco Holding SA ADR	31,820	$330,292
Total Brazil		330,292
Germany | 0.6%
FUCHS PETROLUB SE	9,378	461,457
Total Germany		461,457
Republic of South Korea | 0.7%
Samsung Electronics Co., Ltd. REG GDR	618	516,594
Total Republic of South Korea		516,594
Spain | 0.6%
Grifols, SA ADR	19,289	414,713
Total Spain		414,713
Total Preferred Stocks
(Cost $1,188,567)		1,723,056

Money Market Fund | 3.8% of portfolio

State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.82% (b)	2,909,357	2,909,357
Total Money Market Fund
(Cost $2,909,357)		2,909,357
Total Investments in Securities
(Cost $59,806,263) | 100.0%		$75,813,653

(a)	Non-income producing.
(b)	7-day yield at June 30, 2018.
PLC - Public Limited Company
ADR - American Depositary Deposit
A/S - Aktieselskab
SA - Sociedad Anonima or Societe Anonyme
SE - Societas Europaea
REG - Registered Shares
AG - Aktiengesellschaft
KGaA - Kommanditgesellschaft auf Aktien
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
GDR - Global Depositary Receipt
AB - Aktiebolag
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Statements of Assets and Liabilities
June 30, 2018 (Unaudited)

Assets	Daily Income Fund	Short-Term Government Securities Fund
Investments in securities, at value (cost: $157,905,010, $77,360,600, $551,975,590, $49,469,550, $534,675,298, $138,888,913, $649,038,202 and $59,806,263, respectively)	$157,905,010	$76,501,643
Cash	5,612,975	—
Foreign currency (cost $35,877)	—	—
Receivables
Investment securities sold	—	—
Dividends, interest, and tax reclaims	114,297	311,750
Capital shares sold	22,397	1,092
Prepaid expenses	27,728	18,785
Total Assets	163,682,407	76,833,270
Liabilities
Payables
Investment securities purchased	—	—
Accrued expenses	26,455	30,398
Independent Director's deferred compensation	63,624	25,359
Due to RE Advisers	71,423	22,385
Capital shares redeemed	71,695	7,846
Dividends	706	645
Total Liabilities	233,903	86,633
Net Assets	$163,448,504	$76,746,637
Net Assets Consist Of:
Unrealized appreciation (depreciation) of investments	$—	$(858,957)
Undistributed (over distributed) net investment income	(63,625)	(25,389)
Undistributed net realized gain (loss) from investments and futures transactions	—	(10,028)
Paid-in-capital applicable to outstanding shares of 163,512,088, 14,979,264, 106,844,335, 7,209,677, 18,993,475, 18,089,875, 21,875,536 and 8,882,371, respectively	163,512,129	77,641,011
Net Assets	$163,448,504	$76,746,637
Net Asset Value Per Share	$1.00	$5.12

Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$550,380,402	$147,202,317	$1,019,717,501	$207,850,344	$943,866,698	$75,813,653
18	—	—	—	—	—
—	—	—	—	—	35,811

—	—	—	1,106,715	423,180	—
3,011,583	—	665,042	93,883	447,904	275,294
11,165	56,314	66,606	80,165	349,879	4,406
68,326	26,671	138,119	33,602	150,044	17,984
553,471,494	147,285,302	1,020,587,268	209,164,709	945,237,705	76,147,148

—	—	—	731,905	2,161,100	—
146,879	34,053	278,402	74,088	196,692	47,596
133,477	26,473	223,774	18,495	165,399	47,976
289,348	36,670	426,780	118,942	693,909	30,628
291,506	15,025	1,042,701	50,784	2,033,266	6,887
17,729	4,088	279,670	10,254	205,632	—
878,939	116,309	2,251,327	1,004,468	5,455,998	133,087
$552,592,555	$147,168,993	$1,018,335,941	$208,160,241	$939,781,707	$76,014,061

$(1,595,188)	$97,732,767	$485,042,203	$68,961,431	$294,828,496	$16,008,434
(152,880)	975,514	(113,778)	(54,085)	(20,769)	896,582
(1,645,011)	(2,309,371)	45,091,548	9,903,757	155,460,475	(11,031,650)
555,985,634	50,770,083	488,315,968	129,349,138	489,513,505	70,140,695
$552,592,555	$147,168,993	$1,018,335,941	$208,160,241	$939,781,707	$76,014,061
$5.17	$20.41	$53.62	$11.51	$42.96	$8.56
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations
For the Period Ended June 30, 2018 (Unaudited)

Investment Income	Daily Income Fund	Short-Term Government Securities Fund
Interest	$1,289,816	$740,242
Dividends	—	—
Allocated from Master Portfolio
Dividends	—	—
Interest	—	—
Total Investment Income	1,289,816	740,242
Expenses
Management fees	417,719	168,684
Shareholder servicing fees	77,636	46,348
Custodian and accounting fees	37,543	46,987
Legal and audit fees	20,599	11,521
Director and Board meeting expenses	15,563	8,029
Registration fees	13,815	13,803
Communication	8,172	5,081
Printing	6,636	6,651
Insurance	2,746	1,341
Other expenses	5,061	6,363
Administration fees	—	—
Allocated from Master Portfolio	—	—
Total Expenses	605,490	314,808
Less fees waived by RE Advisers	—	(33,721)
Net Expenses	605,490	281,087
Net Investment Income (Loss)	684,326	459,155
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	—	(2,944)
Net change in unrealized apprecation (depreciation)	—	(441,664)
Net Gain (Loss) On Investments	—	(444,608)
Net Increase In Net Assets From Operations	$684,326	$14,547

Statements of Operations	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$7,332,341	$—	$234,903	$26,622	$173,581	$16,096
—	—	11,334,472	800,844	5,071,576	1,304,253

—	1,383,063	—	—	—	—
—	20,258	—	—	—	—
7,332,341	1,403,321	11,569,375	827,466	5,245,157	1,320,349

1,627,121	—	2,528,997	639,743	4,444,909	285,073
109,119	83,142	219,161	91,380	173,918	75,904
103,152	9,657	100,261	29,489	104,955	37,882
71,781	27,039	141,827	33,790	148,440	20,381
56,798	14,410	114,185	19,712	119,344	8,109
19,379	12,638	20,629	14,194	24,905	11,827
15,685	12,166	35,553	13,002	26,377	12,070
20,440	8,997	29,300	9,910	21,778	10,274
9,567	2,333	19,466	2,931	22,118	1,308
27,486	18,881	29,871	6,730	28,593	4,686
—	183,665	—	—	—	—
—	28,323	—	—	—	—
2,060,528	401,251	3,239,250	860,881	5,115,337	467,514
—	—	—	—	—	(91,518)
2,060,528	401,251	3,239,250	860,881	5,115,337	375,996
5,271,813	1,002,070	8,330,125	(33,415)	129,820	944,353

(1,631,425)	458,687	45,091,548	10,030,970	155,438,289	620,823
167,691	2,053,821	(75,723,934)	11,409,094	(174,520,930)	(981,352)
(1,463,734)	2,512,508	(30,632,386)	21,440,064	(19,082,641)	(360,529)
$3,808,079	$3,514,578	$(22,302,261)	$21,406,649	$(18,952,821)	$583,824
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) In Net Assets
Operations
Net investment income	$684,326	$321,540
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	684,326	321,540
Distributions to Shareholders
Net investment income	(684,326)	(327,804)
Net realized gain on investments	—	—
Total distributions to shareholders	(684,326)	(327,804)
Capital Share Transactions
Net capital share transactions	(10,478,722)	(21,924,369)
Total increase (decrease) in net assets from capital transactions	(10,478,722)	(21,924,369)
Total Increase (Decrease) In Net Assets	(10,478,722)	(21,930,633)
Net Assets
Beginning of period	$173,927,226	$195,857,859
End of period	$163,448,504	$173,927,226
Undistributed (over distributed) net investment income	(63,625)	(63,625)

Statements of Changes in Investments	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

$459,155	$757,509	$5,271,813	$8,660,533	$1,002,070	$1,902,527
(2,944)	36,075	(1,631,425)	267,593	458,687	890,088
(441,664)	(143,248)	167,691	(920,260)	2,053,821	22,891,278
14,547	650,336	3,808,079	8,007,866	3,514,578	25,683,893

(459,185)	(760,216)	(5,291,522)	(8,723,255)	(632,283)	(1,289,561)
(16,457)	(26,366)	(32,013)	(201,698)	—	—
(475,642)	(786,582)	(5,323,535)	(8,924,953)	(632,283)	(1,289,561)

1,782,960	2,452,567	3,865,932	10,145,252	(807,729)	(2,338,989)
1,782,960	2,452,567	3,865,932	10,145,252	(807,729)	(2,338,989)
1,321,865	2,316,321	2,350,476	9,228,165	2,074,566	22,055,343

$75,424,772	$73,108,451	$550,242,079	$541,013,914	$145,094,427	$123,039,084
$76,746,637	$75,424,772	$552,592,555	$550,242,079	$147,168,993	$145,094,427
(25,389)	(25,359)	(152,880)	(133,171)	975,514	605,727

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Investments

Statements of Changes in Net Assets (Continued)

	Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) In Net Assets
Operations
Net investment income	$8,330,125	$19,564,125
Net realized gain (loss) on investments	45,091,548	38,097,841
Net change in unrealized appreciation (depreciation)	(75,723,934)	149,259,290
Increase (decrease) in net assets from operations	(22,302,261)	206,921,256
Distributions to Shareholders
Net investment income	(8,299,477)	(19,512,051)
Net realized gain on investments	—	(38,098,789)
Total distributions to shareholders	(8,299,477)	(57,610,840)
Capital Share Transactions
Net capital share transactions	(69,770,918)	13,570,649
Total increase (decrease) in net assets from capital transactions	(69,770,918)	13,570,649
Total Increase (Decrease) In Net Assets	(100,372,656)	162,881,065
Net Assets
Beginning of period	$1,118,708,597	$955,827,532
End of period	$1,018,335,941	$1,118,708,597
Undistributed (over distributed) net investment income	(113,778)	(144,426)

Statements of Changes in Investments	The accompanying notes are an integral part of these financial statements.

Growth Fund		Small-Company Stock Fund		International Equity Fund
Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

$(33,415)	$(177,856)	$129,820	$1,768,637	$944,353	$665,498
10,030,970	12,531,408	155,438,289	61,526,126	620,823	1,442,275
11,409,094	33,478,879	(174,520,930)	76,877,680	(981,352)	13,349,482
21,406,649	45,832,431	(18,952,821)	140,172,443	583,824	15,457,255

(2,175)	—	—	(2,147,900)	—	(695,011)
(1,700,794)	(11,978,459)	(8,414,614)	(52,725,579)	—	—
(1,702,969)	(11,978,459)	(8,414,614)	(54,873,479)	—	(695,011)

10,436,170	26,884,927	(310,284,506)	(130,083,090)	1,292,145	5,401,845
10,436,170	26,884,927	(310,284,506)	(130,083,090)	1,292,145	5,401,845
30,139,850	60,738,899	(337,651,941)	(44,784,126)	1,875,969	20,164,089

$178,020,391	$117,281,492	$1,277,433,648	$1,322,217,774	$74,138,092	$53,974,003
$208,160,241	$178,020,391	$939,781,707	$1,277,433,648	$76,014,061	$74,138,092
(54,085)	(18,495)	(20,769)	(150,589)	896,582	(47,771)
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Investments

Financial Highlights
Daily Income Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	—(a)	—(a,b,c)	—(a,b,c)	—(a,b,c)	—(a,b,c)	—(a,b,c)
Net realized and unrealized gain (loss) on investments	—	—	—	—	—	—
Total from investment operations	—	—	—	—	—	—
Distributions
Net investment income	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)
Net realized gain	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.41%(d)	0.18%	0.01%	0.01%	0.01%	0.01%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$163,449	$173,927	$195,858	$193,156	$196,771	$212,308
Ratio of net investment income to average net assets	0.82%(e)	0.17%(b,c)	0.00%(b,c,f)	0.00%(b,c,f)	0.00%(b,c,f)	0.00%(b,c,f)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.72%(e)	0.71%	0.71%	0.68%	0.66%	0.66%
Ratio of expenses to average net assets	0.72%(e)	0.66%(b,c)	0.37%(b,c)	0.14%(b,c)	0.09%(b,c)	0.11%(b,c)

(a)	Less than $0.01 per share.
(b)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017.
(c)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.
(d)	Aggregate total return for the period.
(e)	Annualized.
(f)	Less than 0.01%.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Short-Term Government Securities Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$5.15	$5.16	$5.18	$5.20	$5.19	$5.28
Income from investment operations
Net investment income	0.03	0.05	0.04	0.04	0.05	0.05
Net realized and unrealized gain (loss) on investments	(0.03)	(0.01)	(0.02)	(0.02)	0.01	(0.09)
Total from investment operations	—	0.04	0.02	0.02	0.06	(0.04)
Distributions
Net investment income	(0.03)	(0.05)	(0.04)	(0.04)	(0.05)	(0.05)
Net realized gain	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)
Total distributions	(0.03)	(0.05)	(0.04)	(0.04)	(0.05)	(0.05)
Net Asset Value, End of Period	$5.12	$5.15	$5.16	$5.18	$5.20	$5.19
Total Return	0.04%(b)	0.87%	0.45%	0.46%	1.16%	-0.72%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$76,747	$75,425	$73,108	$73,048	$76,661	$86,131
Ratio of net investment income to average net assets	1.22%(c,d)	1.02%(d)	0.81%(d)	0.84%	0.95%	0.96%
Ratio of gross expenses before expense limitation to average net assets	0.84%(c)	0.81%	0.78%	0.77%	0.71%	0.69%
Ratio of expenses to average net assets	0.75%(c,d)	0.75%(d)	0.75%(d)	0.77%	0.71%	0.69%
Portfolio turnover rate	23%	33%	26%	32%	20%	20%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
(d)	Excludes expenses in excess of a 0.75% contractual expense limitation with RE Advisers, in effect through June 30, 2018.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Short-Term Bond Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$5.19	$5.19	$5.18	$5.23	$5.22	$5.22
Income from investment operations
Net investment income	0.05	0.08	0.08	0.07	0.07	0.08
Net realized and unrealized gain (loss) on investments	(0.02)	—(a)	0.01	(0.05)	0.01	—(a)
Total from investment operations	0.03	0.08	0.09	0.02	0.08	0.08
Distributions
Net investment income	(0.05)	(0.08)	(0.08)	(0.07)	(0.07)	(0.08)
Net realized gain	—(a)	—(a)	—	—	—	—
Total distributions	(0.05)	(0.08)	(0.08)	(0.07)	(0.07)	(0.08)
Net Asset Value, End of Period	$5.17	$5.19	$5.19	$5.18	$5.23	$5.22
Total Return	0.59%(b)	1.65%	1.75%	0.43%	1.56%	1.64%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$552,593	$550,242	$541,014	$542,251	$571,695	$536,303
Ratio of net investment income to average net assets	1.94%(c)	1.59%	1.49%	1.38%	1.35%	1.61%
Ratio of expenses to average net assets	0.76%(c)	0.76%	0.76%	0.74%	0.73%	0.74%
Portfolio turnover rate	18%	32%	31%	20%	26%	32%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Stock Index Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.02	$16.67	$15.20	$15.33	$13.74	$10.57
Income from investment operations
Net investment income	0.14	0.27	0.25	0.25	0.22	0.18
Net realized and unrealized gain (loss) on investments	0.34	3.26	1.47	(0.13)	1.59	3.17
Total from investment operations	0.48	3.53	1.72	0.12	1.81	3.35
Distributions
Net investment income	(0.09)	(0.18)	(0.25)	(0.25)	(0.22)	(0.18)
Net realized gain	—	—	—	—	—	—
Total distributions	(0.09)	(0.18)	(0.25)	(0.25)	(0.22)	(0.18)
Redemption fee	—	—	—	—	—	—(a,b)
Net Asset Value, End of Period	$20.41	$20.02	$16.67	$15.20	$15.33	$13.74
Total Return	2.39%(c)	21.16%	11.33%	0.79%	13.15%	31.72%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$147,169	$145,094	$123,039	$114,436	$116,163	$103,260
Ratio of net investment income to average net assets	1.36%(d)	1.42%	1.57%	1.49%	1.49%	1.55%
Ratio of expenses to average net assets	0.55%(d)	0.55%	0.58%	0.54%	0.54%	0.56%
Portfolio turnover rate (e)	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.
(c)	Aggregate total return for the period.
(d)	Annualized.
(e)	See Appendix for the portfolio turnover of the S&P 500 Index Master Portfolio.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Value Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$55.26	$47.70	$46.77	$50.79	$45.46	$34.09
Income from investment operations
Net investment income	0.44	1.00	1.10	0.94	0.78	0.76
Net realized and unrealized gain (loss) on investments	(1.64)	9.52	4.60	(1.59)	5.41	11.37
Total from investment operations	(1.20)	10.52	5.70	(0.65)	6.19	12.13
Distributions
Net investment income	(0.44)	(1.00)	(1.10)	(0.94)	(0.78)	(0.76)
Net realized gain	—	(1.96)	(3.67)	(2.43)	(0.08)	—
Total distributions	(0.44)	(2.96)	(4.77)	(3.37)	(0.86)	(0.76)
Redemption fee	—	—	—	—	—	—(a,b)
Net Asset Value, End of Period	$53.62	$55.26	$47.70	$46.77	$50.79	$45.46
Total Return	-2.17%(c)	22.17%	12.26%	-1.28%	13.66%	35.74%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$1,018,336	$1,118,709	$955,828	$899,158	$938,857	$816,471
Ratio of net investment income to average net assets	1.53%(d)	1.92%	2.26%	1.85%	1.64%	1.86%
Ratio of expenses to average net assets	0.59%(d)	0.60%	0.62%	0.59%	0.61%	0.64%
Portfolio turnover rate	1%	7%	9%	8%	2%	2%

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.
(c)	Aggregate total return for the period.
(d)	Annualized.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Growth Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.36	$8.07	$8.00	$7.79	$7.92	$5.71
Income from investment operations
Net investment income	(—)	(—)	—	—	—	—
Net realized and unrealized gain (loss) on investments	1.24	3.04	0.19	0.73	0.66	2.48
Total from investment operations	1.24	3.04	0.19	0.73	0.66	2.48
Distributions
Net investment income	—	—	—	—	—	—
Net realized gain	(0.09)	(0.75)	(0.12)	(0.52)	(0.79)	(0.27)
Total distributions	(0.09)	(0.75)	(0.12)	(0.52)	(0.79)	(0.27)
Redemption fee	—	—	—	—	—	—(a,b)
Net Asset Value, End of Period	$11.51	$10.36	$8.07	$8.00	$7.79	$7.92
Total Return	12.02%(c)	37.68%	2.54%	9.43%	8.38%	43.40%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$208,160	$178,020	$117,281	$114,329	$93,717	$75,027
Ratio of net investment loss to average net assets	(0.03)%(d)	(0.12)%	(0.14)%(e)	(0.32)%	(0.32)%(e)	(0.32)%(e)
Ratio of gross expenses before expense limitation to average net assets	0.87%(d)	0.93%	0.98%	0.95%	0.97%	1.04%
Ratio of expenses to average net assets	0.87%(d)	0.93%	0.95%(e)	0.95%	0.95%(e)	0.95%(e)
Portfolio turnover rate	18%	37%	39%	40%	49%	39%

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.
(c)	Aggregate total return for the period.
(d)	Annualized.
(e)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2018.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Small-Company Stock Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$44.11	$41.13	$35.45	$39.28	$36.86	$27.10
Income from investment operations
Net investment income	—	0.08	0.14	0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments	(0.76)	4.86	6.55	(2.19)	2.80	9.79
Total from investment operations	(0.76)	4.94	6.69	(2.04)	2.94	9.91
Distributions
Net investment income	—	(0.08)	(0.14)	(0.15)	(0.14)	(0.12)
Net realized gain	(0.39)	(1.88)	(0.87)	(1.64)	(0.38)	(0.03)
Total distributions	(0.39)	(1.96)	(1.01)	(1.79)	(0.52)	(0.15)
Redemption fee	—	—	—	—	—	—(a,b)
Net Asset Value, End of Period	$42.96	$44.11	$41.13	$35.45	$39.28	$36.86
Total Return	-1.73%(c)	11.99%	18.85%	-5.18%	7.97%	36.58%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$939,782	$1,277,434	$1,322,218	$1,211,351	$1,059,800	$845,057
Ratio of net investment income to average net assets	0.02%(d)	0.14%	0.34%	0.43%	0.38%	0.44%
Ratio of expenses to average net assets	0.88%(d)	0.88%	0.89%	0.86%	0.89%	0.91%
Portfolio turnover rate	1%	7%	14%	16%	3%	1%

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.
(c)	Aggregate total return for the period.
(d)	Annualized.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
International Equity Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.49	$6.69	$6.44	$7.17	$8.13	$6.70
Income from investment operations
Net investment income	0.11	0.08	0.07	0.47	0.24(a)	0.14
Net realized and unrealized gain (loss) on investments	(0.04)	1.80	0.24	(0.72)	(0.96)	1.43
Total from investment operations	0.07	1.88	0.31	(0.25)	(0.72)	1.57
Distributions
Net investment income	—	(0.08)	(0.06)	(0.48)	(0.24)	(0.14)
Net realized gain	—	—	—	—	—	—
Total distributions	—	(0.08)	(0.06)	(0.48)	(0.24)	(0.14)
Redemption fee	—	—	—	—	—	—(b,c)
Net Asset Value, End of Period	$8.56	$8.49	$6.69	$6.44	$7.17	$8.13
Total Return	0.82%(d)	28.12%	4.85%	-3.48%	-8.90%	23.44%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$76,014	$74,138	$53,974	$53,144	$207,774	$215,048
Ratio of net investment income to average net assets	2.48%(a,e)	1.03%(e)	1.22%(e,f)	1.87%(e,f)	3.04%	1.95%
Ratio of gross expenses before voluntary expense limitation to average net assets	1.23%(a)	1.25%	1.46%	1.01%	0.97%	0.96%
Ratio of expenses to average net assets	0.99%(a,e)	0.99%(e)	0.97%(e,f)	0.87%(e,f)	0.97%	0.96%
Portfolio turnover rate	5%	11%	112%(g)	62%	24%	19%

(a)	Annualized.
(b)	Less than $0.01 per share.
(c)	Effective May 1, 2013, the redemption fee was eliminated.
(d)	Aggregate total return for the period.
(e)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2018.
(f)	RE Adviser waived additional management fees equal to the difference between the fee that would have been paid to the previous subadviser, Mercator and the fee paid to SSgA Funds Management Inc., beginning September 7, 2015 through January 14, 2016, the period in which SSgA Funds Management Inc. was subadviser.
(g)	Unusually high due to change in strategy and subadviser on January 15, 2016.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements | (Unaudited)

1.    Organization
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund (each a “Fund” and collectively the “Funds”).
Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the Funds are diversified for purposes of the Act. The Growth Fund is currently operating as a diversified fund. The Fund previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. Under current law, shareholder approval would be required for the Growth Fund to resume operating as non-diversified.
The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At June 30, 2018, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2018, the Stock Index Fund’s investment constituted 0.92% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.
2.    Summary of Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business ("Valuation Time"). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers Corporation (“Adviser” or “RE Advisers”) or a Fund’s subadvisor, as determined in good faith in accordance with the Valuation Procedures.
The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds' subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.
A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:
•  Level 1—quoted prices in active markets for identical investments;
•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.
The Funds use the following valuation techniques to value securities by major category:

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) (Continued)
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.
Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.
Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.
Fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are valued (1) by an independent pricing service based on market prices, or broker/dealer quotations, (2) market value generated by an independent pricing service, or (3) market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.
Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities. The value of the securities using amortized cost would be approximately the same as using fair value without amortized cost.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or subadvisor Funds’ based on the Valuation Procedures approved by the Board. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.
The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of the Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.
The following table summarizes each Fund’s investments, based on the inputs used to determine their values on June 30, 2018 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2018 are included in the Appendix.
Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$141,371,475	$ —	$141,371,475
Money Market Fund	16,533,535	—	—	16,533,535
Total	$16,533,535	$141,371,475	$ —	$157,905,010

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) (Continued)
Short-Term Government Securities Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$39,723,505	$29,811	$39,753,316
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	18,481,321	—	18,481,321
Corporate Bonds - Other	—	7,415,819	—	7,415,819
Mortgage-Backed Securities	—	1,860,066	—	1,860,066
Asset-Backed Securities	—	1,752,121	—	1,752,121
Municipal Bond	—	220,621	—	220,621
Commercial Paper	—	4,138,231	—	4,138,231
Certificates of Deposit	—	2,879,415	—	2,879,415
Money Market Fund	733	—	—	733
Total	$733	$76,471,099	$29,811	$76,501,643

Short-Term Bond Fund
Corporate Bonds - Other	$ —	$188,993,610	$ —	$188,993,610
Asset-Backed Securities	—	122,863,209	—	122,863,209
Municipal Bonds	—	96,165,207	—	96,165,207
Yankee Bonds	—	62,910,909	—	62,910,909
U.S. Government & Agency Obligations	—	58,621,026	—	58,621,026
Mortgage-Backed Securities	—	6,208,460	—	6,208,460
Corporate Bond Guaranteed by Export-Import Bank of the United States	—	321,645	—	321,645
Commercial Paper	—	12,595,659	—	12,595,659
Certificates of Deposit	—	1,699,742	—	1,699,742
Money Market Fund	935	—	—	935
Total	$935	$550,379,467	$ —	$550,380,402

Value Fund
Common Stocks	$1,006,841,176	$ —	$ —	$1,006,841,176
Commercial Paper	—	12,875,607	—	12,875,607
Money Market Fund	718	—	—	718
Total	$1,006,841,894	$12,875,607	$ —	$1,019,717,501

Growth Fund
Common Stocks	$204,168,178	$ —	$ —	$204,168,178
Money Market Fund	3,682,166	—	—	3,682,166
Total	$207,850,344	$ —	$ —	$207,850,344

Small-Company Stock Fund
Common Stocks	$909,797,603	$7,521,556	$ —	$917,319,159
Commercial Paper	—	26,547,066	—	26,547,066
Money Market Fund	473	—	—	473
Total	$909,798,076	$34,068,622	$ —	$943,866,698

International Equity Fund
Common Stocks	$10,488,276	$60,692,964	$ —	$71,181,240
Preferred Stocks	1,723,056	—	—	1,723,056
Money Market Fund	2,909,357	—	—	2,909,357
Total	$15,120,689	$60,692,964	$ —	$75,813,653
At June 30, 2018, all Level 3 securities held by the portfolios were not considered to be material. There was one security in the Short-Term Bond Fund with a market value of $187,489 which was transferred from a Level 3 to a Level 2 during the period due to a change in pricing vendor, resulting in greater transparency into the valuation inputs.
Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) (Continued)
securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.
Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Equity Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year. Any unpaid capital gains will be paid in June of the subsequent year, but no later than the extended due date of the federal tax return.
Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.
The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.
Management considered events occurring between the date of this report, June 30, 2018, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.
3.    Federal Income Tax Information
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.
Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, return of capital distributions, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions.
At June 30, 2018, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:
	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$157,905,010	$—	$—	$—
Short-Term Gov. Securities Fund	$77,360,600	$49,336	$(908,293)	$(858,957)
Short-Term Bond Fund	$551,975,590	$4,157,696	$(5,752,884)	$(1,595,188)
Value Fund	$534,675,298	$488,313,352	$(3,271,149)	$485,042,203
Growth Fund	$139,013,970	$70,856,512	$(2,020,138)	$68,836,374
Small-Company Stock Fund	$649,038,202	$319,109,601	$(24,281,105)	$294,828,496
International Equity Fund	$59,810,683	$16,908,368	$(905,398)	$16,002,970
Notes to Financial Statements

Notes to Financial Statements | (Unaudited) (Continued)
Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.
4.    Investment Transactions
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2018, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$3,597,967	$5,191,809
Short-Term Bond Fund	$100,428,942	$89,245,536
Value Fund	$9,389,942	$66,767,911
Growth Fund	$41,006,663	$34,038,048
Small-Company Stock Fund	$11,553,016	$340,450,789
International Equity Fund	$5,139,356	$3,838,528
Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2018, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$19,225,542	$10,200,290
Short-Term Bond Fund	$28,620,490	$2,426,776
5.    Related Parties
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund.
T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Harding Loevner LP (“Harding”) is the subadvisor for the International Equity Fund. The subadvisors select, buy, and sell securities under the supervision and oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds. SSGA Funds Management, Inc. ("SSGA FM") served as interim subadvisor to the International Equity Fund from September 7, 2015 until January 8th, 2016. Harding Loevner LP began as subadvisor on January 15, 2016 after a transition period.
RE Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.04% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.
RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) (Continued)
Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Equity Fund.
On August 14, 2009, RE Advisers voluntarily agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield (the "temporary waiver"). The temporary waiver continued from 2009 through May 11, 2017.
For the period beginning September 7, 2015 through January 14, 2016, RE Advisers, pursuant to a contractual waiver with the International Equity Fund, waived from the management fee due to it from International Equity Fund the amount equal to the subadvisory fees it would have paid to Mercator Asset Management L.P., the Fund's subadvisor prior to September 7, 2015, less the amount it paid to SSGA FM for subadvisory services during such period.
Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2018 amounted to $33,721 for Short-Term Government Securities Fund and $91,518 for International Equity Fund.
Through April 30, 2013, the Stock Index, Value, Growth, Small-Company Stock, and International Equity Funds each received a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, this redemption fee was eliminated. None of the Funds currently assess a redemption fee.
Under a Deferred Compensation Plan (the “Plan”), Independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director’s deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director and Board meeting expenses on the Statement of Operations.
As of June 30, 2018, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: there was one such account in the Value Fund, accounting for 18% of the outstanding shares and four such accounts in the Small-Company Stock Fund, accounting for 19%, 19%, 16%, and 15% of the outstanding shares, respectively.
6.    Capital Share Transactions
As of June 30, 2018, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund. Transactions in capital shares were as follows:
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended June 30, 2018
In Dollars
Daily Income Fund	$55,837,306	$674,538	$56,511,844	$(66,990,566)	$(10,478,722)
Short-Term Government Securities Fund	$7,398,281	$471,285	$7,869,566	$(6,086,606)	$1,782,960
Short-Term Bond Fund	$51,328,425	$5,227,751	$56,556,176	$(52,690,244)	$3,865,932
Stock Index Fund	$10,023,585	$628,195	$10,651,780	$(11,459,509)	$(807,729)
Value Fund	$58,994,386	$8,019,808	$67,014,194	$(136,785,112)	$(69,770,918)
Growth Fund	$30,681,320	$1,692,715	$32,374,035	$(21,937,865)	$10,436,170
Small-Company Stock Fund	$57,042,374	$8,208,981	$65,251,355	$(375,535,861)	$(310,284,506)
International Equity Fund	$6,364,694	$—	$6,364,694	$(5,072,549)	$1,292,145
Notes to Financial Statements

Notes to Financial Statements | (Unaudited) (Continued)
In Shares
Daily Income Fund	55,837,306	674,538	56,511,844	(66,990,566)	(10,478,722)
Short-Term Government Securities Fund	1,441,717	91,880	1,533,597	(1,186,098)	347,499
Short-Term Bond Fund	9,920,441	1,010,885	10,931,326	(10,183,784)	747,542
Stock Index Fund	491,014	30,779	521,793	(558,141)	(36,348)
Value Fund	1,062,553	149,568	1,212,121	(2,464,509)	(1,252,388)
Growth Fund	2,733,569	147,083	2,880,652	(1,971,257)	909,395
Small-Company Stock Fund	1,299,683	191,085	1,490,768	(8,573,120)	(7,082,352)
International Equity Fund	729,641	—	729,641	(584,509)	145,132

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2017
In Dollars
Daily Income Fund	$106,733,220	$322,539	$107,055,759	$(128,980,128)	$(21,924,369)
Short-Term Government Securities Fund	$14,556,313	$774,324	$15,330,637	$(12,878,070)	$2,452,567
Short-Term Bond Fund	$78,765,070	$8,736,276	$87,501,346	$(77,356,094)	$10,145,252
Stock Index Fund	$16,292,299	$1,281,692	$17,573,991	$(19,912,980)	$(2,338,989)
Value Fund	$89,125,547	$56,692,399	$145,817,946	$(132,247,297)	$13,570,649
Growth Fund	$39,036,609	$11,945,685	$50,982,294	$(24,097,367)	$26,884,927
Small-Company Stock Fund	$170,128,814	$54,342,130	$224,470,944	$(354,554,034)	$(130,083,090)
International Equity Fund	$11,961,638	$688,038	$12,649,676	$(7,247,831)	$5,401,845

In Shares
Daily Income Fund	106,733,220	322,539	107,055,759	(128,980,128)	(21,924,369)
Short-Term Government Securities Fund	2,814,475	149,767	2,964,242	(2,489,172)	475,070
Short-Term Bond Fund	15,130,563	1,678,281	16,808,844	(14,861,983)	1,946,861
Stock Index Fund	891,000	63,639	954,639	(1,088,323)	(133,684)
Value Fund	1,740,708	1,040,240	2,780,948	(2,571,633)	209,315
Growth Fund	3,965,416	1,149,309	5,114,725	(2,471,889)	2,642,836
Small-Company Stock Fund	4,049,254	1,226,682	5,275,936	(8,467,705)	(3,191,769)
International Equity Fund	1,525,545	81,594	1,607,139	(934,627)	672,512
7.    Subsequent Events
Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.
8.    Recent Accounting Pronouncements
On March 30, 2017, the Financial Accounting Standards Board issued an Accounting Standards Update ("ASU") that shortens the amortization period for the premium on certain callable debt securities to the earliest call date. The effective date is the fiscal year beginning after December 15, 2018. Management is currently evaluating the impact this ASU will have on the financial statements.

Notes to Financial Statements

Directors and Officers

James F. Perna, Director and Chairman of the Board
Mark D. Santero, President, Chief Executive Officer, and Director
Douglas W. Johnson, Director and Chairman of the Audit Committee
Kenneth R. Meyer, Director and Chairman of the Compensation Committee
Anthony M. Marinello, Director
Sheldon C. Petersen, Director
Mark Rose, Director
Peter J. Tonetti, Director
Danielle C. Sieverling, Chief Compliance Officer
Jennifer (Laurie) Webster, Chief Operations Officer
John (Jack) Delaney, Secretary
Amy M. DiMauro, Treasurer
Directors and Officers

Portfolio of Investments
S&P 500 Index Master Portfolio  |  June 30, 2018  |  (Unaudited)

Common Stocks | 97.8% of net assets
	Shares	Value
Aerospace & Defense | 2.6%
Arconic, Inc.	279,348	$4,751,709
Boeing Co.	370,970	124,464,145
General Dynamics Corp.	187,710	34,991,021
Harris Corp.	80,202	11,592,397
Huntington Ingalls Industries, Inc.	29,604	6,417,851
L3 Technologies, Inc.	53,132	10,218,346
Lockheed Martin Corp.	168,618	49,814,816
Northrop Grumman Corp.	118,320	36,407,064
Raytheon Co.	195,071	37,683,816
Rockwell Collins, Inc.	110,277	14,852,106
Textron, Inc.	170,504	11,237,919
TransDigm Group, Inc.	33,181	11,452,090
United Technologies Corp.	505,028	63,143,651
Total Aerospace & Defense		417,026,931
Air Freight & Logistics | 0.6%
C.H. Robinson Worldwide, Inc.	92,123	7,707,010
Expeditors International of Washington, Inc.	116,956	8,549,484
FedEx Corp.	166,512	37,808,215
United Parcel Service, Inc., Class B	467,074	49,617,271
Total Air Freight & Logistics		103,681,980
Airlines | 0.4%
Alaska Air Group, Inc.	86,618	5,230,861
American Airlines Group Inc.	275,057	10,441,164
Delta Air Lines, Inc.	439,057	21,750,884
Southwest Airlines Co.	363,753	18,507,753
United Continental Holdings, Inc. (a)	157,909	11,010,994
Total Airlines		66,941,656
Auto Components | 0.2%
Aptiv PLC	177,826	16,294,197
BorgWarner, Inc.	138,368	5,971,963
Goodyear Tire & Rubber Co.	162,653	3,788,188
Total Auto Components		26,054,348
Automobiles | 0.4%
Ford Motor Co.	2,656,760	29,410,333
General Motors Co.	860,824	33,916,466
Harley-Davidson, Inc.	111,325	4,684,556
Total Automobiles		68,011,355
Banks | 6.0%
Bank of America Corp.	6,384,739	179,985,792
BB&T Corp.	529,336	26,699,708
Citigroup, Inc.	1,728,253	115,654,691
Citizens Financial Group, Inc.	330,490	12,856,061
Comerica, Inc.	118,443	10,768,837
Fifth Third Bancorp	467,517	13,417,738
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Banks | 6.0% (Continued)
Huntington Bancshares, Inc.	744,814	$10,993,455
JPMorgan Chase & Co.	2,304,325	240,110,665
KeyCorp	714,115	13,953,807
M&T Bank Corp.	101,213	17,221,392
People's United Financial, Inc.	220,243	3,984,196
PNC Financial Services Group, Inc. (b)	317,446	42,886,955
Regions Financial Corp.	760,067	13,513,991
SunTrust Banks, Inc.	314,854	20,786,661
SVB Financial Group (a)	36,135	10,434,343
U.S. Bancorp	1,055,032	52,772,701
Wells Fargo & Co.	2,970,542	164,686,848
Zions Bancorporation	137,026	7,219,900
Total Banks		957,947,741
Beverages | 1.7%
Brown-Forman Corp., Class B	180,651	8,853,706
Coca-Cola Co.	2,587,754	113,498,890
Constellation Brands, Inc., Class A	114,242	25,004,147
Molson Coors Brewing Co., Class B	128,030	8,711,161
Monster Beverage Corp. (a)	278,320	15,947,736
PepsiCo, Inc.	959,553	104,466,535
Total Beverages		276,482,175
Biotechnology | 2.5%
AbbVie, Inc.	1,027,898	95,234,750
Alexion Pharmaceuticals, Inc. (a)	148,584	18,446,704
Amgen, Inc.	451,363	83,317,096
Biogen, Inc. (a)	143,406	41,622,157
Celgene Corp. (a)	480,228	38,139,708
Gilead Sciences, Inc.	883,173	62,563,975
Incyte Corp. (a)(c)	121,902	8,167,434
Regeneron Pharmaceuticals, Inc. (a)	51,944	17,920,161
Vertex Pharmaceuticals, Inc. (a)	173,188	29,435,032
Total Biotechnology		394,847,017
Building Products | 0.3%
Allegion PLC	61,549	4,761,431
AO Smith Corp.	94,382	5,582,695
Fortune Brands Home & Security, Inc.	95,901	5,148,925
Johnson Controls International PLC	632,109	21,144,046
Masco Corp.	206,334	7,721,018
Total Building Products		44,358,115
Capital Markets | 3.0%
Affiliated Managers Group, Inc.	35,458	5,271,541
Ameriprise Financial, Inc.	98,861	13,828,677
Bank of New York Mellon Corp.	684,928	36,938,167

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Capital Markets | 3.0% (Continued)
BlackRock, Inc. (b)	83,521	$41,680,320
Cboe Global Markets, Inc.	78,536	8,173,241
Charles Schwab Corp.	812,952	41,541,847
CME Group, Inc.	230,405	37,767,988
E*Trade Financial Corp. (a)	182,019	11,132,282
Franklin Resources, Inc.	215,425	6,904,371
Goldman Sachs Group, Inc.	238,529	52,612,342
Intercontinental Exchange, Inc.	395,669	29,101,455
Invesco Ltd.	282,822	7,511,752
Moody's Corp.	111,315	18,985,886
Morgan Stanley	928,523	44,011,990
MSCI, Inc.	61,813	10,225,725
Nasdaq, Inc.	77,776	7,098,616
Northern Trust Corp.	143,049	14,718,312
Raymond James Financial, Inc.	89,590	8,004,866
S&P Global, Inc.	169,083	34,474,333
State Street Corp.	245,389	22,843,262
T. Rowe Price Group, Inc.	163,850	19,021,346
Total Capital Markets		471,848,319
Chemicals | 1.8%
Air Products & Chemicals, Inc.	149,731	23,317,609
Albemarle Corp. (c)	73,712	6,953,253
CF Industries Holdings, Inc.	163,850	7,274,940
DowDuPont, Inc.	1,571,217	103,574,625
Eastman Chemical Co.	93,684	9,364,653
Ecolab, Inc.	176,625	24,785,786
FMC Corp.	93,297	8,323,025
International Flavors & Fragrances, Inc.	55,478	6,877,053
LyondellBasell Industries NV, Class A	215,585	23,682,012
Mosaic Co.	245,006	6,872,418
PPG Industries, Inc.	170,511	17,687,106
Praxair, Inc.	194,730	30,796,549
Sherwin-Williams Co.	55,359	22,562,668
Total Chemicals		292,071,697
Commercial Services & Supplies | 0.4%
Cintas Corp.	59,051	10,928,569
Copart, Inc. (a)	136,856	7,740,575
Iron Mountain, Inc.	186,725	6,537,242
Republic Services, Inc.	154,326	10,549,725
Stericycle, Inc. (a)	56,643	3,698,222
Waste Management, Inc.	267,542	21,761,866
Total Commercial Services & Supplies		61,216,199
Communications Equipment | 1.0%
Cisco Systems, Inc.	3,187,542	137,159,932
F5 Networks, Inc. (a)	40,987	7,068,208
Juniper Networks, Inc.	242,731	6,655,684
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Communications Equipment | 1.0% (Continued)
Motorola Solutions, Inc.	109,569	$12,750,545
Total Communications Equipment		163,634,369
Construction & Engineering | 0.1%
Fluor Corp.	90,837	4,431,029
Jacobs Engineering Group, Inc.	77,614	4,927,713
Quanta Services, Inc. (a)	101,761	3,398,817
Total Construction & Engineering		12,757,559
Construction Materials | 0.1%
Martin Marietta Materials, Inc.	43,613	9,740,091
Vulcan Materials Co.	89,472	11,547,257
Total Construction Materials		21,287,348
Consumer Finance | 0.7%
American Express Co.	483,856	47,417,888
Capital One Financial Corp.	330,882	30,408,056
Discover Financial Services	237,272	16,706,321
Synchrony Financial	479,231	15,996,731
Total Consumer Finance		110,528,996
Containers & Packaging | 0.3%
Avery Dennison Corp.	58,675	5,990,717
Ball Corp.	241,647	8,590,551
International Paper Co.	276,659	14,408,401
Packaging Corp. of America	62,642	7,002,749
Sealed Air Corp.	113,392	4,813,490
WestRock Co.	172,036	9,809,493
Total Containers & Packaging		50,615,401
Distributors | 0.1%
Genuine Parts Co.	101,839	9,347,802
LKQ Corp. (a)	202,947	6,474,009
Total Distributors		15,821,811
Diversified Consumer Services | 0.0%
H&R Block, Inc.	139,724	3,182,913
Total Diversified Consumer Services		3,182,913
Diversified Financial Services | 1.6%
Berkshire Hathaway, Inc., Class B (a)	1,303,004	243,205,697
Jefferies Financial Group, Inc.	207,622	4,721,324
Total Diversified Financial Services		247,927,021
Diversified Telecommunication Services | 1.9%
AT&T, Inc.	4,907,665	157,585,123
CenturyLink, Inc.	667,521	12,442,592

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Diversified Telecommunication Services | 1.9% (Continued)
Verizon Communications, Inc.	2,799,069	$140,821,161
Total Diversified Telecommunication Services		310,848,876
Electric Utilities | 1.8%
Alliant Energy Corp.	152,211	6,441,570
American Electric Power Co., Inc.	336,957	23,334,272
Duke Energy Corp.	477,693	37,775,963
Edison International	219,837	13,909,087
Entergy Corp.	124,845	10,086,228
Evergy, Inc.	180,118	10,113,626
Eversource Energy	213,354	12,504,678
Exelon Corp.	656,129	27,951,095
FirstEnergy Corp.	307,086	11,027,458
NextEra Energy, Inc.	318,224	53,152,955
PG&E Corp.	346,481	14,746,231
Pinnacle West Capital Corp.	72,372	5,830,288
PPL Corp.	467,268	13,340,501
Southern Co.	687,094	31,819,323
Xcel Energy, Inc.	340,275	15,543,762
Total Electric Utilities		287,577,037
Electrical Equipment | 0.5%
AMETEK, Inc.	158,136	11,411,094
Eaton Corp. PLC	293,905	21,966,460
Emerson Electric Co.	430,046	29,733,380
Rockwell Automation, Inc.	86,100	14,312,403
Total Electrical Equipment		77,423,337
Electronic Equipment, Instruments & Components | 0.4%
Amphenol Corp., Class A	205,693	17,926,145
Corning, Inc.	583,008	16,038,550
FLIR Systems, Inc.	91,123	4,735,662
IPG Photonics Corp. (a)(c)	24,761	5,463,020
TE Connectivity Ltd.	235,037	21,167,432
Total Electronic Equipment, Instruments & Components		65,330,809
Energy Equipment & Services | 0.8%
Baker Hughes a GE Co.	281,397	9,294,543
Halliburton Co.	595,825	26,847,875
Helmerich & Payne, Inc.	70,592	4,500,946
National Oilwell Varco, Inc.	260,462	11,304,051
Schlumberger Ltd.	940,510	63,042,385
TechnipFMC PLC	287,356	9,120,679
Total Energy Equipment & Services		124,110,479
Equity Real Estate Investment Trusts (REITs) | 2.7%
Alexandria Real Estate Equities, Inc.	71,917	9,073,768
American Tower Corp.	299,801	43,222,310
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Equity Real Estate Investment Trusts (REITs) | 2.7% (Continued)
Apartment Investment & Management Co., Class A	102,328	$4,328,474
AvalonBay Communities, Inc.	93,331	16,042,666
Boston Properties, Inc.	103,991	13,042,551
Crown Castle International Corp.	281,793	30,382,921
Digital Realty Trust, Inc.	138,138	15,413,438
Duke Realty Corp.	247,834	7,194,621
Equinix, Inc.	54,166	23,285,422
Equity Residential	246,450	15,696,401
Essex Property Trust, Inc.	44,825	10,716,313
Extra Space Storage, Inc.	87,922	8,775,495
Federal Realty Investment Trust	51,446	6,510,491
GGP, Inc.	435,894	8,905,314
HCP, Inc.	314,250	8,113,935
Host Hotels & Resorts, Inc.	507,437	10,691,698
Kimco Realty Corp.	281,120	4,776,229
Macerich Co.	72,497	4,120,005
Mid-America Apartment Communities, Inc.	76,283	7,679,410
Prologis, Inc.	363,781	23,896,774
Public Storage	102,295	23,206,644
Realty Income Corp. (c)	189,594	10,198,261
Regency Centers Corp.	95,414	5,923,301
SBA Communications Corp. (a)	79,280	13,090,714
Simon Property Group, Inc.	211,223	35,948,042
SL Green Realty Corp. (c)	58,685	5,899,603
UDR, Inc.	176,982	6,643,904
Ventas, Inc.	239,460	13,637,247
Vornado Realty Trust	114,346	8,452,456
Welltower, Inc.	248,306	15,566,303
Weyerhaeuser Co.	518,055	18,888,285
Total Equity Real Estate Investment Trusts (REITs)		429,322,996
Food & Staples Retailing | 1.4%
Costco Wholesale Corp.	296,759	62,016,696
Kroger Co.	554,873	15,786,137
Sysco Corp.	320,632	21,895,959
Walgreens Boots Alliance, Inc.	578,506	34,719,037
Walmart, Inc.	979,792	83,919,185
Total Food & Staples Retailing		218,337,014
Food Products | 1.1%
Archer-Daniels-Midland Co.	374,997	17,186,113
Campbell Soup Co.	124,466	5,045,852
Conagra Brands, Inc.	265,951	9,502,429
General Mills, Inc.	402,031	17,793,892
Hershey Co.	97,182	9,043,757
Hormel Foods Corp.	181,422	6,750,713
J.M. Smucker Co.	78,951	8,485,653
Kellogg Co.	170,074	11,883,070
Kraft Heinz Co.	408,841	25,683,392
McCormick & Co., Inc.	83,959	9,746,800

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Food Products | 1.1% (Continued)
Mondelez International, Inc., Class A	1,002,384	$41,097,744
Tyson Foods, Inc., Class A	201,092	13,845,184
Total Food Products		176,064,599
Health Care Equipment & Supplies | 3.0%
Abbott Laboratories	1,186,333	72,354,450
ABIOMED, Inc. (a)	29,159	11,927,489
Align Technology, Inc. (a)	48,817	16,702,248
Baxter International, Inc.	331,233	24,458,245
Becton, Dickinson & Co.	180,798	43,311,969
Boston Scientific Corp. (a)	934,081	30,544,449
Cooper Cos., Inc. (c)	34,133	8,036,615
Danaher Corp.	415,911	41,042,097
Dentsply Sirona Inc.	149,246	6,532,497
Edwards Lifesciences Corp. (a)	144,061	20,970,960
Hologic, Inc. (a)	179,163	7,121,729
IDEXX Laboratories, Inc. (a)	59,259	12,914,906
Intuitive Surgical, Inc. (a)	76,658	36,679,320
Medtronic PLC	916,839	78,490,587
ResMed, Inc.	98,065	10,157,573
Stryker Corp.	217,808	36,779,059
Varian Medical Systems, Inc. (a)(c)	63,871	7,263,410
Zimmer Biomet Holdings, Inc.	136,251	15,183,811
Total Health Care Equipment & Supplies		480,471,414
Health Care Providers & Services | 3.1%
Aetna, Inc.	222,053	40,746,726
AmerisourceBergen Corp.	112,126	9,560,984
Anthem, Inc.	172,906	41,156,815
Cardinal Health, Inc.	215,094	10,503,040
Centene Corp. (a)	139,256	17,157,732
Cigna Corp.	165,280	28,089,336
CVS Health Corp.	689,169	44,348,025
DaVita, Inc. (a)	97,143	6,745,610
Envision Healthcare Corp. (a)	81,025	3,565,910
Express Scripts Holding Co. (a)	381,933	29,489,047
HCA Healthcare, Inc.	187,989	19,287,672
Henry Schein, Inc. (a)(c)	102,916	7,475,818
Humana, Inc.	93,464	27,817,690
Laboratory Corp. of America Holdings (a)	69,053	12,397,085
McKesson Corp.	137,832	18,386,789
Quest Diagnostics, Inc.	92,801	10,202,542
UnitedHealth Group, Inc.	650,259	159,534,543
Universal Health Services, Inc., Class B	60,821	6,777,892
Total Health Care Providers & Services		493,243,256
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Health Care Technology | 0.1%
Cerner Corp. (a)	213,640	$12,773,536
Total Health Care Technology		12,773,536
Hotels, Restaurants & Leisure | 1.6%
Carnival Corp.	272,369	15,609,467
Chipotle Mexican Grill, Inc. (a)	16,069	6,931,685
Darden Restaurants, Inc.	86,188	9,227,287
Hilton Worldwide Holdings, Inc.	190,308	15,064,781
Marriott International, Inc., Class A	200,425	25,373,805
McDonald's Corp.	532,918	83,502,922
MGM Resorts International	332,044	9,639,237
Norwegian Cruise Line Holdings Ltd. (a)	135,293	6,392,594
Royal Caribbean Cruises Ltd.	117,427	12,165,437
Starbucks Corp.	934,785	45,664,247
Wynn Resorts Ltd.	56,900	9,521,646
Yum! Brands, Inc.	222,375	17,394,173
Total Hotels, Restaurants & Leisure		256,487,281
Household Durables | 0.4%
D.R. Horton, Inc.	225,980	9,265,180
Garmin Ltd.	74,601	4,550,661
Leggett & Platt, Inc.	87,619	3,911,312
Lennar Corp., Class A	188,648	9,904,020
Mohawk Industries, Inc. (a)	43,001	9,213,824
Newell Brands, Inc.	320,611	8,268,558
PulteGroup, Inc.	179,788	5,168,905
Whirlpool Corp.	45,867	6,707,132
Total Household Durables		56,989,592
Household Products | 1.4%
Church & Dwight Co., Inc.	165,741	8,810,792
Clorox Co.	88,298	11,942,304
Colgate-Palmolive Co.	590,487	38,269,462
Kimberly-Clark Corp.	239,031	25,179,526
Procter & Gamble Co.	1,700,915	132,773,425
Total Household Products		216,975,509
Independent Power and Renewable Electricity Producers | 0.1%
AES Corp.	430,250	5,769,653
NRG Energy, Inc.	204,882	6,289,877
Total Independent Power and Renewable Electricity Producers		12,059,530
Industrial Conglomerates | 1.6%
3M Co.	402,950	79,268,324
General Electric Co.	5,891,740	80,186,581
Honeywell International, Inc.	507,729	73,138,363
Roper Technologies, Inc.	69,387	19,144,567
Total Industrial Conglomerates		251,737,835

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Insurance | 2.3%
Aflac, Inc.	519,393	$22,344,287
Allstate Corp.	236,186	21,556,696
American International Group, Inc.	611,565	32,425,176
Aon PLC	164,083	22,507,265
Arthur J Gallagher & Co.	125,852	8,215,619
Assurant, Inc.	36,323	3,759,067
Brighthouse Financial, Inc. (a)	65,918	2,641,334
Chubb Ltd.	315,948	40,131,715
Cincinnati Financial Corp.	99,096	6,625,559
Everest Re Group Ltd.	27,458	6,328,520
Hartford Financial Services Group, Inc.	240,801	12,312,155
Lincoln National Corp.	141,471	8,806,570
Loews Corp.	174,061	8,403,665
Marsh & McLennan Cos., Inc.	344,571	28,244,485
MetLife, Inc.	689,284	30,052,782
Principal Financial Group, Inc.	184,524	9,770,546
Progressive Corp.	396,522	23,454,276
Prudential Financial, Inc.	289,332	27,055,435
Torchmark Corp.	69,803	5,682,662
Travelers Cos., Inc.	185,094	22,644,400
Unum Group	143,459	5,306,549
Willis Towers Watson PLC	89,039	13,498,312
XL Group Ltd.	177,106	9,909,081
Total Insurance		371,676,156
Internet & Direct Marketing Retail | 4.1%
Amazon.com, Inc. (a)	272,854	463,797,229
Booking Holdings, Inc. (a)	32,690	66,265,572
Expedia Group, Inc.	80,033	9,619,166
Netflix, Inc. (a)	294,590	115,311,364
TripAdvisor, Inc. (a)(c)	73,445	4,091,621
Total Internet & Direct Marketing Retail		659,084,952
Internet Software & Services | 5.2%
Akamai Technologies, Inc. (a)	117,327	8,591,856
Alphabet, Inc., Class C (a)(c)	205,393	229,146,700
Alphabet, Inc., Class A (a)	202,583	228,754,698
eBay, Inc. (a)	626,168	22,704,852
Facebook, Inc., Class A (a)	1,624,808	315,732,690
Twitter, Inc. (a)	443,879	19,384,196
VeriSign, Inc. (a)	65,135	8,950,852
Total Internet Software & Services		833,265,844
IT Services | 4.4%
Accenture PLC, Class A	435,087	71,175,882
Alliance Data Systems Corp.	31,903	7,439,780
Automatic Data Processing, Inc.	298,592	40,053,131
Broadridge Financial Solutions, Inc.	76,583	8,814,703
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
IT Services | 4.4% (Continued)
Cognizant Technology Solutions Corp., Class A	398,207	$31,454,371
DXC Technology Co.	190,497	15,355,963
Fidelity National Information Services, Inc.	226,513	24,017,173
Fiserv, Inc. (a)	276,839	20,511,002
FleetCor Technologies, Inc. (a)	60,789	12,805,203
Gartner, Inc. (a)(c)	60,163	7,995,663
Global Payments, Inc.	107,624	11,999,000
International Business Machines Corp.	579,088	80,898,594
Mastercard, Inc., Class A	620,668	121,973,675
Paychex, Inc.	215,081	14,700,786
PayPal Holdings, Inc. (a)	757,114	63,044,883
Total System Services, Inc.	115,012	9,720,814
Visa Inc., Class A	1,209,542	160,203,838
Western Union Co.	301,750	6,134,577
Total IT Services		708,299,038
Leisure Products | 0.1%
Hasbro, Inc.	75,836	7,000,421
Mattel, Inc.	232,614	3,819,522
Total Leisure Products		10,819,943
Life Sciences Tools & Services | 0.8%
Agilent Technologies, Inc.	217,532	13,452,179
Illumina, Inc. (a)	99,949	27,914,756
IQVIA Holdings, Inc. (a)	109,642	10,944,465
Mettler-Toledo International, Inc. (a)	17,426	10,083,206
PerkinElmer, Inc.	71,741	5,253,593
Thermo Fisher Scientific, Inc.	272,231	56,389,929
Waters Corp. (a)(c)	53,769	10,409,141
Total Life Sciences Tools & Services		134,447,269
Machinery | 1.4%
Caterpillar, Inc.	406,275	55,119,329
Cummins, Inc.	104,670	13,921,110
Deere & Co.	220,338	30,803,252
Dover Corp.	108,405	7,935,246
Flowserve Corp.	86,549	3,496,580
Fortive Corp. (c)	205,183	15,821,661
Illinois Tool Works, Inc.	205,179	28,425,499
Ingersoll-Rand PLC	168,071	15,081,011
PACCAR, Inc.	236,352	14,644,370
Parker-Hannifin Corp.	89,603	13,964,627
Pentair PLC	107,216	4,511,649
Snap-on, Inc.	37,306	5,995,820
Stanley Black & Decker, Inc.	103,460	13,740,523
Xylem, Inc.	124,905	8,416,099
Total Machinery		231,876,776

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Media | 2.2%
CBS Corp., Class B	227,633	$12,797,527
Charter Communications, Inc., Class A (a)	125,838	36,896,960
Comcast Corp., Class A	3,115,297	102,212,895
Discovery, Inc., Class A (a)(c)	115,925	3,187,938
Discovery, Inc., Class C (a)	216,509	5,520,979
DISH Network Corp., Class A (a)	153,608	5,162,765
Interpublic Group of Cos., Inc.	267,707	6,275,052
News Corp., Class A	271,386	4,206,483
News Corp., Class B	53,983	855,631
Omnicom Group, Inc.	155,755	11,879,434
Twenty-First Century Fox, Inc., Class A	706,354	35,098,730
Twenty-First Century Fox, Inc., Class B	306,241	15,088,494
Viacom, Inc., Class B	233,027	7,028,094
Walt Disney Co.	1,008,526	105,703,610
Total Media		351,914,592
Metals & Mining | 0.3%
Freeport-McMoRan, Inc.	907,680	15,666,557
Newmont Mining Corp.	363,938	13,724,102
Nucor Corp.	214,223	13,388,937
Total Metals & Mining		42,779,596
Multi-Utilities | 0.9%
Ameren Corp.	168,468	10,251,278
CenterPoint Energy, Inc.	284,307	7,878,147
CMS Energy Corp.	192,061	9,080,644
Consolidated Edison, Inc.	213,618	16,657,932
Dominion Energy, Inc.	443,875	30,263,397
DTE Energy Co.	125,379	12,993,026
NiSource, Inc.	225,931	5,937,467
Public Service Enterprise Group, Inc.	338,251	18,312,909
SCANA Corp.	95,454	3,676,888
Sempra Energy	179,593	20,852,543
WEC Energy Group, Inc.	213,050	13,773,682
Total Multi-Utilities		149,677,913
Multiline Retail | 0.5%
Dollar General Corp.	172,941	17,051,983
Dollar Tree, Inc. (a)	159,314	13,541,690
Kohl's Corp.	111,996	8,164,508
Macy's, Inc.	207,219	7,756,207
Nordstrom, Inc.	77,577	4,016,937
Target Corp.	361,422	27,511,443
Total Multiline Retail		78,042,768
Oil, Gas & Consumable Fuels | 5.4%
Anadarko Petroleum Corp.	350,680	25,687,310
Andeavor	95,646	12,546,842
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Oil, Gas & Consumable Fuels | 5.4% (Continued)
Apache Corp.	258,010	$12,061,968
Cabot Oil & Gas Corp.	299,398	7,125,672
Chevron Corp.	1,294,414	163,652,762
Cimarex Energy Co.	63,309	6,441,058
Concho Resources, Inc. (a)(c)	99,782	13,804,840
ConocoPhillips	792,575	55,179,071
Devon Energy Corp.	353,142	15,524,122
EOG Resources, Inc.	391,599	48,726,664
EQT Corp.	171,459	9,461,108
Exxon Mobil Corp.	2,867,913	237,262,442
Hess Corp.	176,561	11,810,165
HollyFrontier Corp.	118,733	8,124,899
Kinder Morgan, Inc.	1,272,615	22,487,107
Marathon Oil Corp.	586,668	12,237,894
Marathon Petroleum Corp.	315,954	22,167,333
Newfield Exploration Co. (a)	136,402	4,126,161
Noble Energy, Inc.	335,333	11,830,548
Occidental Petroleum Corp.	518,432	43,382,390
ONEOK, Inc.	281,941	19,687,940
Phillips 66	284,424	31,943,659
Pioneer Natural Resources Co.	116,165	21,983,065
Valero Energy Corp.	291,979	32,360,033
Williams Cos., Inc.	557,327	15,109,135
Total Oil, Gas & Consumable Fuels		864,724,188
Personal Products | 0.2%
Coty, Inc., Class A	319,559	4,505,782
Estee Lauder Cos., Inc., Class A	150,207	21,433,037
Total Personal Products		25,938,819
Pharmaceuticals | 4.3%
Allergan PLC	230,280	38,392,282
Bristol-Myers Squibb Co.	1,107,553	61,291,983
Eli Lilly & Co.	647,604	55,260,050
Johnson & Johnson	1,816,484	220,412,169
Merck & Co., Inc.	1,822,990	110,655,493
Mylan NV (a)	350,251	12,658,071
Nektar Therapeutics (a)	105,069	5,130,519
Perrigo Co. PLC	87,898	6,408,643
Pfizer, Inc.	3,965,833	143,880,421
Zoetis, Inc.	325,075	27,693,139
Total Pharmaceuticals		681,782,770
Professional Services | 0.3%
Equifax, Inc.	82,578	10,331,334
IHS Markit Ltd. (a)	244,570	12,617,366
Nielsen Holdings PLC	223,158	6,902,277
Robert Half International, Inc.	82,401	5,364,305
Verisk Analytics, Inc. (a)	105,785	11,386,697
Total Professional Services		46,601,979

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Real Estate Management & Development | 0.1%
CBRE Group, Inc., Class A (a)(c)	201,675	$9,627,965
Total Real Estate Management & Development		9,627,965
Road & Rail | 1.0%
CSX Corp.	590,004	37,630,455
JB Hunt Transport Services, Inc.	59,714	7,258,237
Kansas City Southern	71,757	7,603,372
Norfolk Southern Corp.	192,593	29,056,506
Union Pacific Corp.	526,908	74,652,325
Total Road & Rail		156,200,895
Semiconductors & Semiconductor Equipment | 3.9%
Advanced Micro Devices, Inc. (a)(c)	548,479	8,221,700
Analog Devices, Inc.	252,458	24,215,771
Applied Materials, Inc.	685,177	31,648,326
Broadcom, Inc.	272,017	66,002,205
Intel Corp.	3,156,669	156,918,016
KLA-Tencor Corp.	106,683	10,938,208
Lam Research Corp.	111,549	19,281,245
Microchip Technology, Inc.	157,792	14,351,182
Micron Technology, Inc. (a)	786,002	41,217,945
NVIDIA Corp.	411,147	97,400,724
Qorvo, Inc. (a)	84,891	6,805,712
QUALCOMM, Inc.	1,004,837	56,391,452
Skyworks Solutions, Inc.	124,249	12,008,666
Texas Instruments, Inc.	662,754	73,068,629
Xilinx, Inc.	173,486	11,321,696
Total Semiconductors & Semiconductor Equipment		629,791,477
Software | 5.9%
Activision Blizzard, Inc.	515,997	39,380,891
Adobe Systems, Inc. (a)	333,382	81,281,865
ANSYS, Inc. (a)	57,911	10,086,938
Autodesk, Inc. (a)	147,109	19,284,519
CA, Inc.	208,735	7,441,403
Cadence Design Systems, Inc. (a)	195,305	8,458,660
Citrix Systems, Inc. (a)	87,411	9,164,169
Electronic Arts, Inc. (a)	208,053	29,339,634
Intuit, Inc.	164,957	33,701,540
Microsoft Corp.	5,203,336	513,100,963
Oracle Corp.	2,019,673	88,986,792
Red Hat, Inc. (a)	121,264	16,294,244
salesforce.com, Inc. (a)	477,323	65,106,857
Symantec Corp.	419,233	8,657,161
Synopsys, Inc. (a)	98,215	8,404,258
Take-Two Interactive Software, Inc. (a)	79,526	9,412,697
Total Software		948,102,591
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Specialty Retail | 2.3%
Advance Auto Parts, Inc.	50,282	$6,823,267
AutoZone, Inc. (a)	18,410	12,351,821
Best Buy Co., Inc.	164,783	12,289,516
CarMax, Inc. (a)	119,019	8,672,915
Foot Locker, Inc.	76,660	4,036,149
Gap, Inc.	143,297	4,641,390
Home Depot, Inc.	783,088	152,780,469
L Brands, Inc.	164,684	6,073,546
Lowe's Cos., Inc.	558,049	53,332,743
O'Reilly Automotive, Inc. (a)	56,188	15,371,351
Ross Stores, Inc.	254,791	21,593,537
Tiffany & Co.	67,938	8,940,641
TJX Cos., Inc.	426,340	40,579,041
Tractor Supply Co.	83,283	6,370,317
Ulta Salon Cosmetics & Fragrance, Inc. (a)	37,665	8,793,271
Total Specialty Retail		362,649,974
Technology Hardware, Storage & Peripherals | 4.4%
Apple, Inc.	3,330,327	616,476,831
Hewlett Packard Enterprise Co.	1,048,179	15,313,895
HP, Inc.	1,113,582	25,267,175
NetApp, Inc.	181,245	14,233,170
Seagate Technology PLC	194,979	11,010,464
Western Digital Corp.	199,997	15,481,768
Xerox Corp.	142,593	3,422,232
Total Technology Hardware, Storage & Peripherals		701,205,535
Textiles, Apparel & Luxury Goods | 0.8%
Hanesbrands, Inc.	235,045	5,175,691
Michael Kors Holdings Ltd. (a)	98,833	6,582,278
NIKE, Inc., Class B	870,072	69,327,337
PVH Corp.	51,431	7,700,249
Ralph Lauren Corp.	39,043	4,908,486
Tapestry, Inc.	196,642	9,185,148
Under Armour, Inc., Class A (a)(c)	132,321	2,974,576
Under Armour, Inc., Class C (a)(c)	129,390	2,727,541
VF Corp.	220,221	17,952,416
Total Textiles, Apparel & Luxury Goods		126,533,722
Tobacco | 1.0%
Altria Group, Inc.	1,281,938	72,801,259
Philip Morris International Inc.	1,053,466	85,056,845
Total Tobacco		157,858,104
Trading Companies & Distributors | 0.2%
Fastenal Co.	197,573	9,509,188
United Rentals, Inc. (a)	58,109	8,578,051

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Common Stocks | 97.8% of net assets (Continued)
	Shares	Value
Trading Companies & Distributors | 0.2% (Continued)
W.W. Grainger, Inc.	34,969	$10,784,440
Total Trading Companies & Distributors		28,871,679
Water Utilities | 0.1%
American Water Works Co., Inc.	123,159	10,515,315
Total Water Utilities		10,515,315
Total Common Stocks
(Cost $10,048,686,974)		15,598,285,911

Short-Term Securities | 2.5% of net assets

BlackRock Cash Funds: Institutional, SL Agency Shares, 1.70% (b)(d)(e)	63,123,422	63,136,046
Short-Term Securities | 2.5% of net assets (Continued)
	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.73% (b)(d)	332,354,098	$332,354,098
Total Short-Term Securities
(Cost $395,484,472)		395,490,144
Total Investments
(Cost $10,444,171,446) | 100.3%		15,993,776,055
Liabilities in Excess of Other Assets | (0.3)%		(52,986,184)
Net Assets | 100.0%		$15,940,789,871

(a)	Non-income producing.
(b)	During the period ended June 30, 2018, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares Held at December 31, 2017	Shares Purchased	Shares Sold	Shares Held at June 30, 2018	Value at June 30, 2018	Income	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	70,033,981	—	(6,910,559)[2]	63,123,422	$63,136,046	$109,540[3]	$(2,537)	$2,469
BlackRock Cash Funds: Treasury, SL Agency Shares	164,203,034	168,151,064[4]	—	332,354,098	332,354,098	2,074,337	—	—
BlackRock, Inc.	73,422	10,099	—	83,521	41,680,320	454,032	—	(1,578,038)
PNC Financial Services Group, Inc.	285,955	34,567	(3,076)	317,446	42,886,955	445,370	(525)	(3,270,686)
Total					$480,057,419	$3,083,279	$(3,062)	$(4,846,255)
[1]	Includes net capital gain distributions, if applicable.
[2]	Represents net shares sold.
[3]	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.
[4]	Represents net shares purchased.
(c)	Security, or a portion of security, is on loan.
(d)	7-day yield at June 30, 2018.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End - Futures Contracts
Contracts Long	Issue	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2,662	S&P500 E-Mini Index	September 2018	$362,245	$(5,793,702)
The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2018  |  (Unaudited)   |   (Continued)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Liabilities-Derivative Financial Instruments	Commodity Contracts	Credit Contract	Equity Contracts	Foriegn Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts net unrealized appreciation[1]	—	—	$5,793,702	—	—	—	$5,793,702
[1]	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statements of Assets & Liabilities.
For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contract	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Realized Gain (Loss) From:
Futures contracts	—	—	$15,036,731	—	—	—	$15,036,731
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(6,840,794)	—	—	—	$(6,840,794)
Average Quarterly Balances on Outstanding Derivative Financial Instruments
Futures contracts: Average notional value of contracts—long							$289,617,630
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio's policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.
The following tables summarize the Master Portfolio's investments and derivative financial instruments categorized in the disclosure hierarchy:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments: Common Stocks[1]	$15,598,285,911	$—	$—	$15,598,285,911
Short-Term Securities: Money Market Funds	395,490,144	—	—	395,490,144
	$15,993,776,055	$—	$—	$15,993,776,055
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(5,793,702)	$—	$—	$(5,793,702)
[1]	See above Schedule of Investments for values in each industry.
[2]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
During the period ended June 30, 2018, there were no transfers between levels.

Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
S&P 500 Index Master Portfolio | June 30, 2018 | (Unaudited)

Assets
Investments in securities, at value (including securities loaned of $61,262,247) (cost: $9,996,774,374)	$15,513,718,636
Investments at value—affiliated (cost—$447,397,072)	480,057,419
Cash pledged for futures contracts	14,626,800
Receivables:
Investment securities sold	16,299,606
Dividends—unaffiliated	12,724,551
Dividends—affiliated	477,135
Securities lending income—affiliated	19,421
Variation margin on futures contracts	271,471
Prepaid expenses	24,780
Total Assets	16,038,219,819
Liabilities
Collateral on securities loaned at value	63,147,649
Payables:
Investment securities purchased	7,740,942
Due to custodian	814,000
Withdrawals to investors	25,137,957
Investment advisory fees	508,223
Trustees' fees	51,162
Professional fees	30,015
Total Liabilities	97,429,948
Net Assets	$15,940,789,871
Net Assets Consist Of:
Unrealized appreciation (depreciation) of investments	$5,543,810,907
Investors’ capital	10,396,978,964
Net Assets	$15,940,789,871
The accompanying notes are an integral part of these financial statements.	Appendix

Statement of Operations
S&P 500 Index Master Portfolio | Year Ended June 30, 2018 | (Unaudited)

Investment Income
Dividends—unaffiliated	140,070,704
Dividends—affiliated	2,973,739
Securities lending—affiliated—net	109,540
Foreign taxes withheld	(493,562)
Total Investment Income	142,660,421
Expenses
Investment advisory	2,974,237
Officer and Trustees	122,834
Professional	21,748
Total Expenses	3,118,819
Less fees waived and/or reimbursed by the Manager	(238,765)
Total Expenses After Fees Waived and/or Reimbursed	2,880,054
Net Investment Income	139,780,367
Realized And Unrealized Gain (Loss)
Net realized gain from:
Investments—unaffiliated	30,019,624
Investments—affiliated	(3,062)
Futures contracts	15,036,731
Net Realized Gain	45,053,293
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	198,111,608
Investments—affiliated	(4,846,255)
Futures contracts	(6,840,794)
Net Change In Unrealized Appreciation (Depreciation)	186,424,559
Net Realized And Unrealized Gain	$231,477,852
Net Increase In Net Assets From Operations	$371,258,219

Appendix	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) In Net Assets
Operations
Net investment income	$139,780,367	$235,116,198
Net realized gain on investments	45,053,293	54,267,728
Net change in unrealized appreciation (depreciation)	186,424,559	2,098,921,474
Net Increase in net assets from operations	371,258,219	2,388,305,400
Capital Transactions
Proceeds from contributions	4,109,278,336	7,322,029,278
Value of withdrawals	(2,314,821,064)	(5,727,019,300)
Total increase in net assets from capital transactions	1,794,457,272	1,595,009,978
Total Increase In Net Assets	2,165,715,491	3,983,315,378
Net Assets
Beginning of period	$13,775,074,380	$9,791,759,002
End of period	$15,940,789,871	$13,775,074,380
The accompanying notes are an integral part of these financial statements.	Appendix

Financial Highlights
S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Total Return	2.64%(a)	21.77%	11.92%	1.35%	13.63%	32.33%
Ratio to Average Net Assets
Total expenses	0.04%(b)	0.04%	0.04%	0.05%	0.05%	0.05%
Total expenses after fees waived and/or reimbursed	0.04%(b)	0.04%	0.04%	0.04%	0.04%	0.05%
Net investment income	1.88%(b)	1.93%	2.11%	2.00%	1.98%	2.08%
Supplemental Data
Net assets, end of period (000)	$15,940,790	$13,775,074	$9,791,759	$7,209,857	$5,748,578	$5,271,130
Portfolio turnover rate	1%	11%	4%	2%	3%	2%

(a)	Aggregate total return.
(b)	Annualized.

Appendix	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
S&P 500 Index Master Portfolio | (Unaudited)

1.    Organization
Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.
The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.
2.    Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.
Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.
Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.
Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.    Investment Valuation and Fair Value Measurements
Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:
•
•  Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•  Investments in open-end U.S. mutual funds are valued at net asset value ("NAV") each business day.
•  Futures contracts traded on exchanges are valued at their last sale price.

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:
•
•  Level 1—unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access
•  Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)
•  Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio own assumptions used in determining the fair value of investments and derivative financial instruments)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.
Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.    Securities and Other Investments
Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.
Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclay's Capital, Inc.	$2,574,967	$(2,574,967)	—
BNP Paribas S.A.	3,281,619	(3,281,619)	—
Citigroup Global Markets, Inc.	11,022,558	(11,022,558)	—
Goldman Sachs & Co.	13,431,211	(13,431,211)	—
HSBC Bank PLC	677,915	(677,915)	—
JP Morgan Securities LLC	3,149,770	(3,149,770)	—
Mizuho Securities USA, Inc.	240,652	(240,652)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
SG Americas Securities LLC	6,723,992	(6,723,992)	—
State Street Bank & Trust Co.	11,982,681	(11,982,681)	—
UBS AG	6,976,369	(6,976,369)	—
Wachovia Bank N.A.	1,200,513	(1,200,513)	—
	$61,262,247	$(61,262,247)	$—
1 Cash collateral with a value of $63,147,649 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.
The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.
5.    Derivative Financial Instruments
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.
6.    Investment Advisory Agreement and Other Transactions with Affiliates
The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate of BlackRock, Inc. for 1940 Act purposes.
Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.
For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.
Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.
BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.
Expense Waivers and Reimbursements: The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2019. For the six months ended June 30, 2018, the amount waived was $144,582.
With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $94,183.
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The contractual agreement may be terminated on 90 days’ notice by a majority of the trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For six months ended June 30, 2018, there were no fees waived by the Manager.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Master Portfolio paid BTC $43,640 in total for securities lending agent services and collateral investment fees.
Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the period ended June 30, 2018, the Master Portfolio did not participate in the Interfund Lending Program.
Trustees and Officers: Certain Trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.
Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:
Purchases	Sales	Net Realized Gain (Loss)
$287,742,207	$45,737,005	$(2,558,810)
7.    Purchases and Sales
For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $1,897,373,274 and $178,069,508, respectively.
8.    Income Tax Information
The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.
The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Tax cost	$10,154,128,827
Gross unrealized appreciation	$6,093,786,224
Gross unrealized depreciation	$(259,932,698)
Net unrealized appreciation	$5,833,853,526
The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Master Portfolio or to its investors, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Master Portfolio’s financial statements, if any, cannot be fully determined
9.    Bank Borrowings
MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Master Portfolio did not borrow under the credit agreement.
10.  Principal Risks
In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.
The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.
Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.
11.  Subsequent Events
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Notes to Financial Statements	Appendix

Disclosure of Investment Advisory Agreement
S&P 500 Index Master Portfolio | (Unaudited)

The Board of Trustees (the "Board," and the members of which are referred to as "Board Members") met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor.
Activities and Composition of the Board
On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).
The Agreement
Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; accounting, administrative and shareholder services; oversight of the Master Portfolio service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.
The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio and its interest holders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Master Portfolio (the “representative feeder fund”) for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services; (c) the Master Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.
Board Considerations in Approving the Agreement
The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper Classification or Morningstar category, regarding the fees and expenses of the Master Portfolio and

                Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
the representative feeder fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the representative feeder fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Master Portfolio; (g) a summary of aggregate amounts paid by the Master Portfolio to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Master Portfolio’s operations.
At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting. At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio as compared with the representative feeder fund’s Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) the representative feeder fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolio; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the
Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. Throughout the year, the Board compared the representative feeder fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the performance of the Master Portfolio and the representative feeder fund and the Master Portfolio’s investment objective(s), strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others,

Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
the Master Portfolio’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.
B. The Investment Performance of the Master Portfolio and BlackRock:
The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. The Board noted that the representative feeder fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the representative feeder fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to its Performance Peers and the performance of the representative feeder fund as compared with its benchmark. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the representative feeder fund, as applicable, throughout the year.
In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance so that a single investment theme has the ability to affect long-term performance disproportionately.
The Board noted that for the past five one-year periods reported, the representative feeder fund’s net performance was within the tolerance range of its benchmark for three of the five periods. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the representative feeder fund. The Board and BlackRock reviewed the representative feeder fund’s out of tolerance performance over the applicable periods. The Board was informed that, among other things, the representative feeder fund underperformed its benchmark and breached its lower tolerance, primarily driven by negative performance stemming from the impact of post-notified flows. Post-notified activity is a source of performance variation, relative to the benchmark, because the flow information is received after the close of the effective date of the activity introducing either a drag or boost to performance.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio:
The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with those of the representative feeder fund’s Expense Peers. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the representative feeder fund’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of the representative feeder fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s estimated profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds

                Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
In addition, the Board considered the estimated cost of the services provided to the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Portfolio, to the Master Portfolio. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the representative feeder fund’s total expense ratio ranked in the first and second quartiles, respectively, relative to the representative feeder fund’s Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s independent registered public accounting firm.
D. Economies of Scale:
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Master Portfolio benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.
E. Other Factors Deemed Relevant by the Board Members:
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
Conclusion
The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

Appendix

Officers and Trustees
S&P 500 Index Master Portfolio

Rodney D. Johnson, Chair of the Board and Trustee
Mark Stalnecker, Chair of the Board and Trustee
Susan J. Carter, Trustee
Collette Chilton, Trustee
Neil A. Cotty, Trustee
Cynthia A. Montgomery, Trustee
Joseph P. Platt, Trustee
Robert C. Robb, Jr., Trustee
Kenneth L. Urish, Trustee
Claire A. Walton, Trustee
Frederick W. Winter, Trustee
Robert Fairbairn, Trustee
John M. Perlowski, Trustee and President and Chief Executive Officer
Thomas Callahan, Vice President
Jennifer McGovern, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Charles Park, Chief Compliance Officer
John MacKessy, Anti-Money Laundering Compliance Officer
Benjamin Archibald, Secretary
Effective February 22, 2018, Barbara Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Trust/MIP.
Effective May 17, 2018, John MacKessy replaced Fernanda Pirdra as the Anti-Money Laundering Compliance Officer of the Trust/MIP.

                Appendix

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Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures.  The registrant’s principal executive officer and principal financial officer concluded that the registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

Internal Control.  There were no changes in registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not required with this filing.
(a)(2)

A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)

A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Director

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Director

Date: September 6, 2018

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: September 6, 2018